UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Invivyd, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Invivyd, Inc.

209 Church Street

New Haven, Connecticut 06510

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Tuesday, May 19, 2026

To our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders and any adjournments or postponements thereof (the “2026 Annual Meeting” or the “Annual Meeting”) of INVIVYD, INC., a Delaware corporation (the “Company”). The Annual Meeting will be held virtually on Tuesday, May 19, 2026 at 8:30 a.m. Eastern Time at www.virtualshareholdermeeting.com/IVVD2026. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held for the following purposes:

1. To elect the six nominees for director named in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the “Proxy Statement”) for a one-year term expiring at the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”).

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

3. To transact such other business as may properly be brought before the Annual Meeting.

Our Board recommends that stockholders vote FOR ALL for Proposal No. 1 and FOR Proposal No. 2.

These items of business are more fully described in the Proxy Statement, which is incorporated by reference hereto.

This year’s Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/IVVD2026 and entering the 16-digit Control Number included in (i) your Notice of Internet Availability of Proxy Materials (the “Notice”), (ii) your proxy card in the enclosed proxy materials or (iii) the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying Proxy Statement. You may log-in to the Annual Meeting beginning at 8:15 a.m. Eastern Time on May 19, 2026.

The record date for the Annual Meeting is March 20, 2026 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting. We will commence mailing the Notice to our stockholders on or about April 6, 2026, which will contain instructions on how to vote at the Annual Meeting as well as how to access the Proxy Statement and our 2025 Annual Report on Form 10-K.

It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please provide your proxy by following the instructions described in the Proxy Statement.

By Order of the Board of Directors,

Jill Andersen
Chief Legal Officer and Corporate Secretary

New Haven, Connecticut

April 6, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Tuesday, May 19, 2026 at 8:30 a.m. Eastern Time online at www.virtualshareholdermeeting.com/IVVD2026

Copies of our Proxy Materials, consisting of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Accompanying Form of Proxy Card, and our 2025 Annual Report on Form 10-K, are available free of charge at www.proxyvote.com

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YOUR VOTE IS IMPORTANT

If your shares are held in a brokerage account or by another nominee record holder, please be sure to mark your voting choices on the voting instruction form provided to you by your broker, bank or other agent. If you fail to specify your voting instructions, your shares will not be voted on certain proposals due to rules applicable to broker voting, and we may incur additional costs to solicit votes.

INVIVYD, INC.

209 Church Street

New Haven, Connecticut 06510

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 8:30 A.M., EASTERN TIME, ON MAY 19, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 19, 2026

We are making this Proxy Statement and the accompanying form of proxy card, and our 2025 Annual Report on Form 10-K (the “Annual Report”), available electronically via the internet at www.proxyvote.com and our website, www.invivyd.com. If you wish to receive a paper or email copy of these documents, please request one by following the instructions contained in your Notice of Internet Availability of Proxy Materials (the “Notice”). There is no charge for requesting a copy.

The Notice will be mailed to our stockholders on or about April 6, 2026, in connection with the solicitation of proxies on behalf of our Board of Directors (our “Board”) for use at our 2026 Annual Meeting of Stockholders, to be held on Tuesday, May 19, 2026 at 8:30 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/IVVD2026, and at any adjournment or postponement thereof (the “2026 Annual Meeting” or the “Annual Meeting”). Whether or not you plan to attend the Annual Meeting, please follow the instructions on the Notice so that your shares may be voted at the Annual Meeting. You may submit your proxy by mail, by telephone, or through the internet by following the instructions set forth on the Notice. If you attend the Annual Meeting, you may revoke your previously submitted proxy and vote virtually during the Annual Meeting.

MEETING AGENDA

Proposals	Page	Voting Standard	Board Recommendation
Proposal No. 1: To elect the six nominees for director named in this Proxy Statement for a one-year term expiring at the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”).	7	The six nominees for director receiving the highest number of votes “FOR” election will be elected as directors for a one-year term expiring at the 2027 Annual Meeting.	“FOR ALL” the election of the named director nominees

Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	8	Affirmative vote of the holders of a majority of the shares present by remote communication or represented by proxy and entitled to vote generally on the subject matter.	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP

i

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.

Q: What am I being asked to vote on?

A: There are two matters scheduled for a vote at the Annual Meeting, which are described in more detail below in this Proxy Statement:

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Proposal No. 1: Election of the six nominees for director named in this Proxy Statement for a one-year term expiring at the 2027 Annual Meeting (“Proposal No. 1”); and
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Proposal No. 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal No. 2”).

Q: How many votes are needed to approve each proposal?

A: For Proposal No. 1, the six nominees receiving the highest number of “FOR” votes from the holders of shares present by remote communication or represented by proxy and entitled to vote on the election of directors will be elected for a one-year term expiring at the 2027 Annual Meeting. You may choose to vote for or withhold your vote from one or more of such nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors, although it will be counted for purposes of establishing a quorum. Broker non-votes will have no effect on the outcome of Proposal No. 1.

For Proposal No. 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, the affirmative vote of the holders of a majority of the shares present by remote communication or represented by proxy and entitled to vote generally on the subject matter is required for approval. Abstentions will have the same effect as votes “Against” Proposal No. 2. There will be no broker non-votes with respect to Proposal No. 2.

Q: What are the recommendations of the Board?

A: Our Board unanimously recommends that you vote your shares as follows:

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“FOR ALL” the election of the six director nominees to our Board for a one-year term expiring at the 2027 Annual Meeting; and
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“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Q: Who can attend the Annual Meeting, and how do I attend?

A: All stockholders are invited to attend the Annual Meeting.

The Annual Meeting is a virtual only meeting held through a live webcast at www.virtualshareholdermeeting.com/IVVD2026. You will not be able to attend the Annual Meeting in person.

You are entitled to attend and ask questions at the Annual Meeting if you were a stockholder as of the close of business on the Record Date (i.e., March 20, 2026). To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/IVVD2026 and enter the 16-digit Control Number found next to the label “Control Number” on your Notice, your proxy card, or in the email in which this Proxy Statement was sent to you. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your Control Number or voting instruction form to vote.

Whether or not you attend the Annual Meeting, it is important that you submit your proxy so that your shares are voted at the Annual Meeting.

We encourage you to access the Annual Meeting before it begins. Online check-in will begin at 8:15 a.m. Eastern Time on May 19, 2026.

If you were not a stockholder as of the Record Date, or you do not log-in using your Control Number, you will be able to log-in as a guest by visiting www.virtualshareholdermeeting.com/IVVD2026 and registering as a guest. Please note that if you log-in as a guest, you will not be able to vote your shares or ask questions during the Annual Meeting.

Q: Who can vote at the Annual Meeting, and how many shares can they vote?

A: Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 282,803,863 shares of common stock outstanding and entitled to vote.

Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by him, her or it that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in the election of directors.

Q: How can I see who is entitled to vote at the Annual Meeting?

A: For a period of ten days ending on the day before the date of the Annual Meeting, a list of our record stockholders as of the close of business on the Record Date will be available for examination by any stockholder for any purpose germane to the Annual Meeting at our corporate headquarters during regular business hours. Please contact our Corporate Secretary at Invivyd, Inc., 209 Church Street, New Haven, Connecticut 06510, Attn: Corporate Secretary, (781) 819-0080 to make arrangements to inspect the list.

Q: Where can I get technical assistance during the Annual Meeting?

A: The Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong internet connection, allow plenty of time to log in, and can hear streaming audio prior to the start of the Annual Meeting.

If you have difficulty accessing the Annual Meeting or experience technical difficulties during the Annual Meeting, please call the toll-free number that will be available on our virtual stockholder login site (www.virtualshareholdermeeting.com/IVVD2026) for assistance. Technicians will be available to help you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, and technicians will be available through the conclusion of the Annual Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available on the Annual Meeting website.

Q: Why is the Annual Meeting online, and will I still have the same participation rights as I would have at an in-person stockholder meeting?

A: By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall efficiency and safety for us and our stockholders. The virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.

In addition to voting online during the Annual Meeting or changing a vote you may have submitted previously by following the methods described in this Proxy Statement, stockholders who attend the Annual Meeting and log in using their Control Number will have an opportunity to submit questions online during a portion of the Annual Meeting. Instructions for submitting a question during the Annual Meeting will be provided on the Annual Meeting website. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business or are inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Q: What if another matter is properly brought before the Annual Meeting?

A: Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and at any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment to the extent authorized under Rule 14a-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q: How do I vote?

A: The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, then you are a stockholder of record.

If you are a stockholder of record, your proxy is being solicited directly by us, and you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy through the internet, vote by proxy over the telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted. You may still attend the Annual Meeting and vote at the meeting even if you have already submitted your proxy.

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To vote during the Annual Meeting, if you are a stockholder of record as of the Record Date, follow the instructions at www.virtualshareholdermeeting.com/IVVD2026. You will need to enter the Control Number found on your Notice, your proxy card, or in the email sending you the Proxy Statement.
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To submit your proxy prior to the Annual Meeting (until 11:59 p.m. Eastern Time on May 18, 2026), you may vote via the internet at www.proxyvote.com, by telephone, or by completing and returning the proxy card, as described below.
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To submit your proxy by mail, please request a paper copy of the materials, which will include a proxy card. Please promptly complete, sign and date the proxy card and return it promptly to ensure that it is received prior to the closing of the polls at the Annual Meeting.
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If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR ALL” for the election of the six named director nominees and “FOR” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and, if any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her discretion.
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Unsigned proxy cards will not be counted.
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To submit your proxy over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Control Number found on your Notice, your proxy card, or in the email sending you the Proxy Statement. Your telephone proxy must be received by 11:59 p.m., Eastern Time on May 18, 2026 to be counted.
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To submit your proxy through the internet prior to the meeting, go to www.proxyvote.com and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the Control Number found on your Notice, your proxy card, or in the email sending you the Proxy Statement. You may submit your proxy through the internet 24 hours a day. Your internet proxy must be received by 11:59 p.m. Eastern Time on May 18, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on the Record Date your shares were held indirectly (that is, you held your shares in “street name” in a brokerage account or by another nominee holder), then you are a beneficial owner.

If you are a beneficial owner, a Notice or voting instruction form has been provided to you by your broker, bank or other agent describing how to submit voting instructions for your shares.

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If you receive a voting instruction form, you can submit your voting instructions by completing and returning such voting instruction form. Please be sure to mark your voting choices on your voting instruction form before you return it. You may also be able to submit your voting instructions by telephone or through the internet or at the Annual Meeting, depending on your voting instructions (with a legal proxy from your broker, bank or other agent). Please refer to the instructions provided with your voting instruction form for information about submitting your voting instructions in these ways. See also “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?” below.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q: What does it mean to vote by proxy?

A: A proxy is a person you appoint to vote on your behalf. Unless you vote live during the Annual Meeting, by voting using any of the other methods described in this Proxy Statement, you will be appointing as your proxies William Duke, Jr., our Chief Financial Officer, and Jill Andersen, our Chief Legal Officer and Corporate Secretary. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q: If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

A: If you are a beneficial owner of shares held in street name and your voting instruction form or Notice does not indicate that you may vote your shares directly (or you have not obtained a legal proxy from your broker, bank or other agent), you must provide your broker, bank or other agent with instructions on how to vote your shares for “non-routine” matters. Your brokerage firm is entitled to vote shares held for a beneficial holder on discretionary, or “routine,” matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, a brokerage firm is not entitled to vote shares held for a beneficial holder on certain non-discretionary items, or “non-routine” matters, such as the election of directors. Consequently, if you do not submit any voting instructions to your brokerage firm, your brokerage firm may exercise its discretion to vote your shares only on the proposal to ratify the appointment of PricewaterhouseCoopers LLP. For non-discretionary matters, if you do not submit any voting instructions, your shares will (i) constitute “broker non-votes,” (ii) count for establishing the presence of a quorum, and (iii) have no effect on the election of directors.

Q: Can I change my vote or revoke my proxy?

A: Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting.

If you are a stockholder of record, you may revoke your proxy by: (1) submitting a new proxy on the internet or by telephone or submitting another properly completed proxy card with a later date than your original card, but no later than (x) 11:59 p.m. on May 17, 2026 if you are submitting by mail and (y) 11:59 p.m. on May 18, 2026 if you are submitting by telephone or internet; or (2) attending and voting at the Annual Meeting (note that simply attending the Annual Meeting will not, by itself, revoke your proxy). We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls.

If you are a beneficial owner, you should follow the instructions provided by your broker, bank or other agent.

Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal No. 1, “For” and “Withhold” votes and broker non-votes for each nominee; and, for Proposal No. 2, “For” and “Against” votes and abstentions. Your vote will not be disclosed either within our Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certificate of the vote, and to facilitate a successful proxy solicitation.

Q: What is the quorum requirement, and what happens if a quorum is not present at the Annual Meeting?

A: A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting by remote communication or represented by proxy. On the Record Date, there were 282,803,863 shares of common stock outstanding and entitled to vote. Thus, the holders of 141,401,932 shares must be present by remote communication or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the meeting (see “Who can attend the Annual Meeting, and how do I attend?” above for details). Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the Annual Meeting will be adjourned by either the chairperson of the meeting or by the vote of a majority of the shares present by remote communication or represented by proxy, until a quorum is obtained. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q: Where can I access the Annual Report?

A: A copy of our 2025 Annual Report, which consists of our Annual Report on Form 10-K for the year ended December 31, 2025, has been made available or mailed concurrently with this Proxy Statement, without charge, to our stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Annual Report on Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to our Corporate Secretary at Invivyd, Inc., 209 Church Street, New Haven, Connecticut 06510, Attn: Corporate Secretary.

Q: Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A: We have elected to provide access to our proxy materials on the internet. Accordingly, we are sending the Notice to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of proxy materials on the internet to help us reduce the environmental impact of the Annual Meeting.

Q: What does it mean if I receive more than one Notice or set of proxy materials?

A: If you receive more than one Notice or set of proxy materials, your shares may be registered in more than one name or in different accounts. To ensure that all of your shares are voted, please submit each proxy card or voting instruction form you receive or, if you submit a proxy over the internet or by telephone, you will need to enter each of your Control Numbers.

Q: How will proxies be solicited and who is paying for the cost of the proxy solicitation?

A: We will pay for the entire cost of soliciting proxies, including the printing, handling and mailing of the Annual Meeting materials. In addition to these proxy materials, our directors and certain executive officers may, without additional remuneration, solicit proxies in person, by telephone, or by other means of communication. We may also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses for forwarding proxy materials to our stockholders, if any.

Q: Who is the independent registered public accounting firm, and will it be represented at the Annual Meeting?

A: PricewaterhouseCoopers LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2025 and audited our financial statements for such fiscal year. We expect that one or more representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions during a portion of the Annual Meeting. PricewaterhouseCoopers LLP has been appointed by the Audit Committee of our Board (the “Audit Committee”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Q: Why are we being asked to ratify the appointment of PricewaterhouseCoopers LLP?

A: Although stockholder approval of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its appointment of PricewaterhouseCoopers LLP, but will not be required to take any action.

Q: How can I find out the results of the voting at the Annual Meeting?

A: Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) on EDGAR at www.sec.gov within four business days of the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF SIX DIRECTORS

Size of the Board

Our Board currently consists of six directors, each serving a term that will expire at the 2026 Annual Meeting.

Director Nominees

Our Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), has nominated current directors Tamsin Berry, Paul B. Bolno, M.D., Marc Elia, Terrance McGuire, Kevin F. McLaughlin and Ajay Royan for re-election to our Board as directors, each to serve until the 2027 Annual Meeting and until such director’s successor is elected and qualified or until a director’s earlier death, resignation or removal.

Detailed biographical information regarding each of the nominees is provided in this Proxy Statement below under the heading “Director Nominees.” Each of the nominees has been determined by our Board to be independent.

If a nominee is unable or unwilling to serve, the shares to be voted for such nominee that are represented by proxies will be voted for any substitute nominee designated by our Board. The Company did not receive any stockholder nominations for director. If a quorum is present at the Annual Meeting, the six nominees for director receiving the highest number of “FOR” votes cast, by remote communication or by proxy, will be elected to serve as directors. Withheld votes and broker non-votes will have no effect on the election of directors. If not otherwise specified, proxies will be voted “FOR ALL” of the nominees for director named above.

THE BOARD RECOMMENDS

A VOTE “FOR ALL” THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company’s financial statements since its inception in 2020. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”), nor other governing documents or law require stockholder ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present by remote communication or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and December 31, 2024 by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees(1)	$1,370,000	$1,247,600
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	2,125	2,125
Total Fees	$1,372,125	$1,249,725

(1)
Audit Fees consist of professional services rendered for the audits and reviews of the Company’s consolidated financial statements, issuance of consents, comfort letter procedures, assistance with review of documents filed with the SEC and out-of-pocket expenses incurred.
(2)
All Other Fees consist of an annual license fee for the use of accounting disclosure checklists.

All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The scope, terms and fees of the engagement for the annual audit must be expressly and specifically pre-approved by the Audit Committee. The engagement to perform services other than the annual audit in the defined categories of audit services, audit-related services, tax services and other permitted non-audit services may be pre-approved on an explicit case-by-case basis before the independent auditor is engaged to provide each service or the services may be pre-approved on a blanket basis. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, and the policy delegates to the chairperson of the Audit Committee the authority to pre-approve audit services (other than the annual audit engagement), audit-related services, tax services and other permissible non-audit services up to specified amounts. Any pre-approval decisions made pursuant to delegated authority must be reported to the full Audit Committee at its next scheduled meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Nominees

The following is a brief biography of each of our nominees for director.

Tamsin Berry, age 45

Tamsin Berry has served as a member of our Board since June 2022. Ms. Berry has served as a partner at Population Health Partners, a global investment firm, since June 2020. Between March 2024 and April 2025, she was employed by The Ellison Institute of Technology Oxford as the Chief of Staff (part-time). From November 2021 through February 2025, she served as non-executive director, and also as a board member, of the Global Pathogen Analysis Service, a not-for-profit pathogen surveillance bioinformatics company. From March 2021 to March 2023, she served as an advisor to EQRx, Inc., a biotechnology firm. From December 2020 to February 2024, she served as advisor to University of Oxford for the Global Health Security Consortium, which includes the Tony Blair Institute. From February 2019 to March 2020, she served as the director of the U.K. Office for Life Sciences, where she worked with Sir John Bell to write the U.K.’s Life Sciences Industrial Strategy. She previously served as Deputy Director of the U.K. Office for Life Sciences, from November 2015 to February 2019. Ms. Berry has held a number of leadership positions in government, spanning policy, corporate, and communications roles at the Cabinet Office, Department of Health, and Public Health England. From March 2020 to June 2020, her final role was in the COVID Taskforce, where Ms. Berry was the senior responsible officer for serology and seroprevalence at the start of the pandemic and was awarded an OBE for her work. Ms. Berry received a bachelor of laws degree from the University of Nottingham and a master’s degree from the University of Leeds in Philosophy. We believe Ms. Berry is qualified to serve as a member of our Board because of her extensive experience in government and expertise in health policy.

Paul B. Bolno, M.D., age 52

Paul B. Bolno, M.D. has served as a member of our Board since September 2025. Dr. Bolno has served as President and Chief Executive Officer of Wave Life Sciences Ltd. (“Wave”) since 2013, and as a director since April 2014, and oversaw Wave’s initial public offering in 2015. During his tenure as President and Chief Executive Officer, Dr. Bolno has grown Wave into a leading RNA medicines company, overseen the development of the company’s proprietary PRISM® platform, and built a diversified pipeline of preclinical and clinical programs supported by scalable, in-house manufacturing capabilities. In addition to his current role at Wave, Dr. Bolno serves as Chairman of the Board of Directors of ExpressionEdits and as Chairman of the Scientific Advisory Group for the Nucleic Acid Therapy Accelerator in the United Kingdom. From June 2020 through March 2024, Dr. Bolno served on the Board of Directors of SQZ Biotechnologies, a publicly-traded life sciences company that was acquired by STEMCELL Technologies Canada Acquisitions, Inc. in March 2024. Prior to joining Wave, Dr. Bolno was Vice President, Worldwide Business Development—Head of Asia BD and Investments, as well as Head of Global Neuroscience BD, at GlaxoSmithKline PLC (“GSK”). Dr. Bolno also served as a Director of Glaxo Wellcome Manufacturing, Pte Ltd. in Singapore. Dr. Bolno joined GSK as Vice President, Business Development for the Oncology Business Unit, where he helped establish GSK’s global oncology business and served as a member of the Oncology Executive Team, Oncology Commercial Board and Cancer Research Executive Team. Prior to GSK, Dr. Bolno served as Director of Research at Two River LLC, a healthcare private equity firm. Dr. Bolno holds a medical degree from MCP-Hahnemann School of Medicine and an M.B.A. from Drexel University. He was a general surgery resident and cardiothoracic surgery postdoctoral research fellow at Drexel University College of Medicine. We believe Dr. Bolno is qualified to serve as a member of our Board because of his extensive executive and operating management experience in the biotech and pharmaceutical industries.

Marc Elia, age 50

Marc Elia has served as a member of our Board since June 2022 and as Chairperson of our Board since July 2022. Mr. Elia is the founder and chief investment officer of M28 Capital Management L.P., a healthcare sector investment fund, positions he has held since September 2019. Prior to that, from January 2012 to September 2019, Mr. Elia served as a partner at Bridger Capital, an investment fund. Mr. Elia currently serves on the board of directors of Fractyl Health, Inc., a publicly-traded metabolic therapeutics company. He previously served on the board of directors of SQZ Biotechnologies Company. Prior to his career in investing, Mr. Elia held various roles across the biotechnology industry at N30 Pharmaceuticals, Chiron Corporation, and L.E.K. Consulting. Mr. Elia previously served as a director of the Company from July 2020 to April 2021. Mr. Elia holds a B.A. in Economics from Carleton College. We believe Mr. Elia is qualified to serve as a member of our Board because of his broad operational and transactional experience, particularly in the pharmaceutical and biotech industries.

Terrance McGuire, age 70

Terrance McGuire has served as a member of our Board since October 2020. Mr. McGuire was a co-founder and is currently a general partner of Polaris Partners. He currently serves on the boards of directors of Seer, Inc., a publicly-traded life sciences company focused on capturing deep molecular insights from the proteome to enable novel insights and breakthroughs in the understanding of biology and disease, and Tectonic Therapeutic, Inc., a publicly traded biotechnology company focused on the discovery and development of therapeutic proteins and antibodies that modulate the activity of G-Protein Coupled Receptors. Mr. McGuire also serves on the board of directors of several private companies, including Adimab, LLC. Mr. McGuire previously served on the boards of directors of Alector, Inc., Acceleron Pharma, Inc., Akamai Technologies, Inc., Cubist, Inc., Cyclerion Therapeutics, Inc., Ironwood Pharmaceuticals, Inc. and Pulmatrix, Inc. Mr. McGuire is the former chairman of the National Venture Capital Association and a current member of the board of advisors of the Thayer School of Engineering at Dartmouth College. He is a member of the boards of the Whitehead Institute for Biomedical Research at the Massachusetts Institute of Technology and the Arthur Rock Center for Entrepreneurship at Harvard Business School. Mr. McGuire is also on the Scientific Advisory Board of the Brigham and Women's Hospital. Mr. McGuire holds a B.S. in physics and economics from Hobart College, an M.S. in engineering from the Thayer School at Dartmouth College, and an M.B.A. from Harvard Business School. We believe Mr. McGuire is qualified to serve as a member of our Board because of his extensive experience as a venture capitalist focused on the biotechnology industry, as well as many years of experience as a director of biotechnology companies guiding them in the execution of their corporate strategy and objectives.

Kevin F. McLaughlin, age 69

Kevin F. McLaughlin has served as a member of our Board since May 2024. Mr. McLaughlin has more than 40 years of financial and operating management experience spanning the biotech, high-tech and education industries. From 2010 to 2021, he served as Senior Vice President, Chief Financial Officer and Treasurer of Acceleron Pharma Inc. (“Acceleron”) until its acquisition by Merck & Co., Inc. in November 2021. Prior to Acceleron, he was Senior Vice President and Chief Financial Officer of Qteros, Inc., a cellulosic biofuels company, from 2009 through 2010, and from 2007 through 2009 was Co-Founder, Chief Operating Officer and a Director of Aptius Education, Inc. a publishing company. From 1996 through 2007, Mr. McLaughlin held several executive positions with PRAECIS Pharmaceuticals Incorporated. He joined PRAECIS as its first Chief Financial Officer, later becoming Chief Operating Officer, and then President and Chief Executive Officer and a member of the Board of Directors. He remained in this role until the sale of the company to GSK plc (formerly GlaxoSmithKline). Mr. McLaughlin currently serves on the board of directors of Vericel Corporation, a publicly-traded leading provider of advanced therapies for the sports medicine and severe burn care markets, and two private biotech companies. He previously served on the board of directors of Decibel Therapeutics, until its sale to Regeneron Pharmaceuticals, and the Board of Directors of Stealth Biotherapeutics, until it was brought private by a venture firm. Mr. McLaughlin began his career in senior financial roles at Prime Computer, Inc. and Computervision Corporation. Mr. McLaughlin received a B.S. from Northeastern University and an M.B.A. from the F.W. Olin Graduate School of Business at Babson College. We believe that Mr. McLaughlin is qualified to serve as a member of our Board because of his extensive executive, financial and operating management experience, particularly in the biotech and pharmaceutical industries.

Ajay Royan, age 46

Ajay Royan has served as a member of our Board since March 2025, and he previously served as a member of our Board from October 2020 until June 2022. Mr. Royan is the founder and has served as Managing General Partner of Mithril Capital Management LLC, a venture capital firm investing in technology companies, since June 2012. Mr. Royan currently serves on the board of directors of Fractyl Health, Inc., a publicly-traded metabolic therapeutics company, as well as on the board of directors of several private companies in which Mithril Capital Management LLC or its affiliates have invested, including Adimab, LLC. Mr. Royan received a B.A. from Yale University. We believe Mr. Royan is qualified to serve as a member of our Board because of his expertise in the technology industry through his career in venture capital and his experience as a director of health and technology companies.

Independence of the Board

As required under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board must qualify as “independent,” as affirmatively determined by the board. Our Board consults with the Company’s legal counsel to ensure that our Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions and relationships between each director and nominee for director, or any of his or her family members, and the Company, its senior management and its registered independent public accounting firm, our Board has affirmatively determined that: (i) all of our current directors and nominees for director are independent within the meaning of Nasdaq Rule 5605(a)(2); (ii) current Audit Committee members, Tamsin Berry, Marc Elia and Kevin F. McLaughlin, meet the additional test for independence for audit committee members imposed by Rule 10A-3 under the Exchange Act and Nasdaq Rule 5605(c)(2)(A); and (iii) current members of the Compensation Committee of our Board (the “Compensation Committee”) Paul B. Bolno, M.D. and Kevin F. McLaughlin, meet the additional test for independence for compensation committee members imposed by Nasdaq Rule 5605(d)(2). In making this determination, our Board considered the relationships that each director and nominee for director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each person and such person’s affiliated entities, and any agreements or arrangements between us and any of our directors and director nominees or their affiliated entities.

No Family Relationships

There are no family relationships between any of our executive officers, directors or director nominees.

Board Leadership Structure

The roles of our Board Chairperson and our principal executive officer are held by two different individuals, as we seek to maintain an appropriate balance between management and our Board. In accordance with our Corporate Governance Guidelines, our Board may select a chairperson of the Board in the manner and on the criteria that the Board deems appropriate. Our Board currently has an independent Board Chairperson, Marc Elia, who has the authority, among other things, to preside over meetings of the Board and meetings of the stockholders, to develop and approve an appropriate Board meeting schedule and meeting agendas, and to convene, moderate and develop the agendas for meetings of the independent members of our Board. Accordingly, our Board Chairperson has substantial ability to shape the work of our Board. The Company believes that separation of the positions of Board Chairperson and principal executive officer reinforces the independence of our Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chairperson creates an environment that is conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board Chairperson can enhance the effectiveness of our Board as a whole.

Role of the Board in Risk Oversight

One of our Board’s key functions is informed oversight of the Company’s risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company and ways to address those risks.

Our Audit Committee has the responsibility to review and discuss with management and our independent registered public accounting firm, as appropriate, the Company’s guidelines and policies with respect to financial risk management and financial risk assessment, including the Company’s major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function, if any. Audit Committee responsibilities also include oversight of management risks relating to data privacy, technology and information security, including cyber security and back-up of information systems, and the steps the Company has taken to monitor and control such exposures. Furthermore, the Audit Committee also is responsible for overseeing and reviewing with management the Company’s major legal compliance risk exposures and the steps management has taken to monitor or mitigate such exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management. Our Nominating and Corporate Governance Committee reviews and assesses our Corporate Governance Guidelines and Code of Business Ethics and Conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Both our Board as a whole and the various standing committees receive periodic reports from management regarding material enterprise risks, as well as incidental reports as matters may arise.

Meetings of the Board and Annual Meeting Attendance

Our Board held six meetings during 2025, and each director attended at least 75% of (i) the number of Board meetings held during the period for which he or she was a director and (ii) the total number of committee meetings held during the period for which he or she served on each such committee.

Five of the Company’s then-serving directors attended the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). It is our policy to invite directors to attend the annual general meetings of stockholders.

Information Regarding Committees of the Board

Our Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee has adopted a written committee charter, which are available on the Company’s website at https://investors.invivyd.com.

The current composition of each of our Board’s committees and the number of meetings held during the last fiscal year for each committee is set forth in the following table:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Tamsin Berry
Paul B. Bolno, M.D.
Marc Elia
Terrance McGuire
Kevin F. McLaughlin
Ajay Royan
Total meetings in fiscal year 2025	5	5	3

= Member

= Committee Chairperson

Each of the committees has authority to engage legal counsel or other experts or consultants, at the expense of the Company, as it deems necessary or appropriate to carry out its responsibilities. Our Board has determined that each existing member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The primary purpose of our Audit Committee is to oversee the Company’s corporate accounting and financial reporting processes and the annual audit of its financial statements. For this purpose, the Audit Committee performs several functions. The principal duties and responsibilities of our Audit Committee include, among other things:

•
evaluate the performance and assesses the independence and qualifications of the independent auditors;
•
determine and approve the engagement of the independent auditors;
•
determine whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors;
•
review and approve the retention of the independent auditors to perform any proposed permissible non-audit services;

•
monitor the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law;
•
confer with management and the independent auditors regarding the effectiveness of internal control over financial reporting;
•
review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and to recommend whether such financial statements should be included in our Annual Reports on Form 10-K and our Quarterly Reports on 10-Q, as applicable;
•
review and discuss with management and the independent auditors the Company’s guidelines and policies with respect to financial risk management and financial risk assessment and the Company’s risks relating to data privacy, technology and information security, including cyber security and back-up of information systems, and the steps the Company has taken to monitor and control such exposures;
•
establish procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and
•
review and approve or disapprove all related persons transactions on an ongoing basis.

Our Board has determined that Mr. McLaughlin qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board made a qualitative assessment of the level of knowledge and experience of Mr. McLaughlin based on a number of factors. In its assessment of Mr. McLaughlin, the Board considered his formal education and his experience as chief financial officer and member of the audit committee of the boards of directors of other public companies.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Kevin F. McLaughlin, Chairperson

Tamsin Berry

Marc Elia

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such report by reference therein.

Compensation Committee

The primary purpose of our Compensation Committee is to act on behalf of our Board to oversee the Company’s compensation policies, plans and programs, to review and determine (or recommend to our Board for approval) the compensation to be paid to the Company’s executive officers and directors, and to assist our Board in its oversight of the Company’s strategies relating to culture and human capital leadership, including:

•
review and approval (or review and recommendation to our Board for approval) of the Company’s annual corporate goals and objectives relevant to the compensation of the Company’s executive officers, and evaluation of the Company’s performance against such corporate goals and objectives;
•
review and approval (or review and recommendation to our Board for approval) of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s executive officers;

•
administration of the Company’s equity compensation plans and any other similar plans and programs that the Compensation Committee may evaluate and approve from time to time; and
•
review and recommendation to our Board of the type and amount of compensation to be paid or awarded to non-employee directors.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is developed through collaboration of the Chairperson of the Compensation Committee, the Chief Executive Officer (if appointed), the Chief Human Resources Officer, and the compensation consultant engaged by the Compensation Committee, if any. Various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Compensation Committee meets regularly in executive session. The Chief Executive Officer (if appointed) does not participate in, and may not be present during, any deliberations or determinations of the Compensation Committee regarding his or her compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Compensation Committee to discharge his or her responsibilities as a member of the Compensation Committee. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and consultants that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration the six factors prescribed by the SEC and Nasdaq that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

The Compensation Committee has engaged Alpine Rewards, LLC (“Alpine Rewards”) as its independent compensation consultant since October 2022. Most recently, in July 2025, after taking into consideration the six factors prescribed by the SEC and Nasdaq referenced above, as well as the proposed scope, terms and fees of Alpine Rewards, the Compensation Committee determined that it was advisable and in the best interests of the Compensation Committee to continue to engage Alpine Rewards as a compensation consultant to the Compensation Committee given its focus in the life sciences sector and its comprehensive expertise in executive compensation and employee rewards. In its role as independent compensation consultant, Alpine Rewards has been engaged to consider the Company’s compensation strategy and practices and to assist in refining the Company’s compensation strategy and practices, as applicable, to enable an executive compensation program that supports the Company’s near-term and long-term strategic goals. The engagement with Alpine Rewards provides for services including consideration of the role of compensation in achieving the Company’s business objectives in order to frame the overall compensation philosophy; evaluation of the Company’s executive compensation peer group and analyses of competitive performance and compensation levels for that group; evaluation of the Company’s existing executive compensation program and its competitiveness based on the Compensation Committee approved peer group; review of the Company’s overall equity strategy and practices and recommendations based on market practices data and the Company’s compensation strategy and philosophy; review of and recommendations regarding Board compensation practices; and guidance on industry trends and compensation governance. Alpine Rewards ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Compensation decisions or recommendations to the Board, as appropriate, were made by the Compensation Committee following an active dialogue with Alpine Rewards, taking into consideration Alpine Rewards’ recommendations.

At the recommendation of the Compensation Committee, our Board has delegated authority under the Company’s 2021 Equity Incentive Plan and the Company’s 2026 Inducement Plan to our principal executive officer to grant options to employees who are not executive officers, subject to limitations approved by the Board. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits recommended by the Compensation Committee and approved by our Board. In particular, the principal executive officer may not grant options to acquire more than an aggregate fixed number of shares per year, and individually in accordance with minimum and maximum limits for each employee’s classification set forth in the Company’s non-executive employee equity grant guidelines, which were recommended by the Compensation Committee and approved by our Board.

Generally, at one or more meetings held during the first quarter of the new year or the last quarter of the preceding year, the Compensation Committee approves, or recommends to the Board for approval, most of the significant decisions related to executive compensation, including with respect to base salaries and target bonus percentages, bonus awards based on evaluation of performance during the preceding year, annual equity awards, and the Company’s annual corporate goals and objectives relevant to the compensation of the Company’s executive officers. During the first quarter of the new year, the Compensation Committee also reviews and makes recommendations to the Board regarding the Company’s Non-Employee Director Compensation Policy. Furthermore, at various meetings throughout the rest of the year, the Compensation Committee considers ad hoc matters related to executive compensation, such as compensation for new executive hires, as applicable, as well as high-level philosophy and strategy related to executive and director compensation. Our Chief Human Resources Officer assists the Compensation Committee by preparing information and materials for matters under consideration by the Compensation Committee, including executive compensation. As part of its deliberations regarding executive and director compensation, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

Nominating and Corporate Governance Committee

The primary purpose of our Nominating and Corporate Governance Committee is to oversee aspects of the Company’s corporate governance functions on behalf of our Board, identify, review and evaluate candidates to serve as directors of the Company (consistent with criteria approved by our Board), review and evaluate incumbent directors, recommend to our Board for selection candidates for election to our Board, make recommendations to our Board regarding the membership of the committees of our Board, assess the performance of our Board and consider our Board’s leadership structure, facilitate communication among director candidates, Company management, and our Board, and develop a set of corporate governance guidelines and principles for the Company.

Consistent with the criteria for director qualifications set by our Board and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, the operating requirements of the Company and the long-term interests of stockholders. The Nominating and Corporate Governance Committee, in accordance with our Corporate Governance Guidelines, considers a range of diverse perspectives, including, but not limited to, experience, education, background, and other factors that it deems appropriate, given the current needs of our Board and the Company, to maintain a balance of knowledge, experience and capability on the Board. As presently constituted, our Board represents a deliberate mix of members who have a deep understanding of the Company’s business, as well as members who have different skill sets and points of view on substantive matters pertaining to our business.

The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of our Board. In the case of incumbent directors, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee also takes into account the results of our Board’s self-evaluation, which is conducted annually. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects any nominees for recommendation to our Board by majority vote. One of our non-management directors initially recommended Paul B. Bolno, M.D., as a potential candidate to serve on our Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to our Board may do so by following the procedures set forth in the section entitled “Deadline for Submission of Stockholder Proposals for 2027 Annual Meeting” below. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and the name and address of the stockholder on whose behalf the submission is made and the number and class of shares owned beneficially by such stockholder, in addition to the information specified in our Bylaws. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board

Our Board has adopted a formal process by which stockholders may communicate with our Board or any of its directors. Stockholders who wish to communicate with our Board may do so by sending written communications addressed to the Corporate Secretary at the following address: Invivyd, Inc., 209 Church Street, New Haven, Connecticut 06510. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent, and the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication. The Corporate Secretary will review each communication and will forward such communication to our Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate.

Insider Trading Prevention Policy

Our Insider Trading Prevention Policy and related procedures govern the purchase, sale and other dispositions of our securities by our employees, officers and directors, as well as our contractors and consultants who are advised that they are subject to such policy. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with applicable insider trading laws, rules and regulations, and the listing standards applicable to us. We believe our Insider Trading Prevention Policy and related procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to us. Our Insider Trading Prevention Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025.

Hedging Policy

Our Insider Trading Prevention Policy prohibits our directors and employees, including our executive officers, from engaging in any hedging or similar transactions designed to decrease the risks associated with holding our equity securities. Likewise, before adopting a trading plan under Rule 10b5-1 of the Exchange Act, our directors and employees, including our executive officers, may not have entered into a transaction or position that has yet to settle with respect to the securities subject to the trading plan and must also agree not to enter into any such transaction while the trading plan is in effect.

Clawback Policy

Our Incentive Compensation Recovery Policy provides that, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our current and former executive officers. In the event of such an accounting restatement, we will be required to recover the amount of incentive compensation received by a covered executive that exceeds the amount that otherwise would have been received if that incentive compensation had been determined based on the restated amounts, without regard to any taxes paid. Our Incentive Compensation Recovery Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023.

EXECUTIVE OFFICERS

Our current executive officers, and their respective ages, are as follows:

Name	Age	Position(s)
Robert Allen, Ph.D.	57	Chief Scientific Officer
Jill Andersen, J.D.	53	Chief Legal Officer and Corporate Secretary
William Duke, Jr., M.B.A.(1)	53	Chief Financial Officer
Julie Green, M.B.A.	51	Chief Human Resources Officer
Timothy Lee	52	Chief Commercial Officer

(1) Mr. Duke, our Chief Financial Officer, serves as our principal executive officer, principal financial officer and principal accounting officer.

Robert Allen, Ph.D. has served as our Chief Scientific Officer since April 2023. He brings over 30 years of experience across the infectious disease space, most recently as the Chief Scientific Officer of SmartPharm Therapeutics, a subsidiary of Sorrento Therapeutics, from 2020 to 2023. During that time, he led efforts to develop gene-encoded monoclonal antibodies for COVID-19 that could be quickly adapted to respond to emerging variants of concern. He also served concurrently as Senior Vice President, Antiviral and Oncolytic Immunotherapy Development, at Sorrento Therapeutics. Prior to this, Dr. Allen served as Head of Oncolytic Immunotherapy at Sorrento Therapeutics from 2018 to 2020, and he previously held multiple senior scientific roles across the pharmaceutical and biotechnology industries including at SIGA Technologies and the Oregon Translational Research and Development Institute. Dr. Allen holds a Ph.D. in Microbiology from Columbia University, an M.S. in Applied Biology from Georgia Institute of Technology, and a B.S. in Biology from Rhodes College. He has published extensively in the field of virology and completed his postdoctoral training in virology at Washington University in St. Louis and Emory University.

Jill Andersen, J.D. has served as our Chief Legal Officer and Corporate Secretary since November 2021. Prior to joining Invivyd, Ms. Andersen served as General Counsel, Corporate Secretary and Chief Compliance Officer of Oyster Point Pharma, Inc. from June 2020 to October 2021. Before joining Oyster Point, Ms. Andersen served as Vice President and Head of Legal, Inflammation & Immunology Franchise, U.S. Market Access and Contracts at Celgene Corporation from September 2016 to November 2019 until the acquisition by Bristol-Myers Squibb Company where she served as Vice President, Legal from November 2019 to May 2020. Prior to Celgene, Ms. Andersen held senior legal leadership roles within the Novartis companies, including Vice President and General Counsel, Legal & Intellectual Property Global Assets at Novartis Services, Inc. from March 2015 to September 2016, U.S. General Counsel and Compliance Officer at Novartis Consumer Health from February 2014 to March 2015, and roles of increasing responsibility at Novartis Pharmaceuticals Corporation from 2007 to March 2015. Before joining the pharmaceuticals industry, Ms. Andersen served as an Assistant United States Attorney for the District of New Jersey from 2003 to 2007. Ms. Andersen received a B.S. in Finance from Boston College and a J.D. from Wake Forest University School of Law.

William Duke, Jr., M.B.A. has served as our Chief Financial Officer (including as our principal financial officer and principal accounting officer) since September 2023, and as our principal executive officer since May 2024. He brings more than 25 years of finance, accounting, and operations experience, including over a decade of senior leadership experience in the biotechnology industry. Prior to joining Invivyd, Mr. Duke served as the Chief Financial Officer of Apexigen, Inc. from June 2022 to August 2023 where he was responsible for all areas of finance and accounting and helped guide the company through its sale to Pyxis Oncology, Inc. Before Apexigen, he was Chief Financial Officer of Kaleido Biosciences, Inc. from November 2019 to April 2022, where he led the successful completion of multiple financings. Prior to Kaleido Biosciences, he was Chief Financial Officer of Pulmatrix, Inc. from June 2015 to November 2019, where he helped negotiate the company’s first product partnership and led the successful completion of several public offerings. Prior to that, he held senior financial leadership roles at Valeritas, Inc. and Genzyme Corporation, where he helped in the sale of the company to Sanofi. Mr. Duke is a certified public accountant and holds a B.S. in Business Administration from Stonehill College and an M.B.A. from Bentley College.

Julie Green, M.B.A. has served as our Chief Human Resources Officer since January 2024. She joined Invivyd in January 2022 and served as our Senior Vice President of Human Resources prior to her promotion to Chief Human Resources Officer. Ms. Green also served as our Head of Communications from October 2024 to September 2025. Ms. Green brings more than 25 years of experience in human resources matters. Prior to joining Invivyd, Ms. Green was Vice President of Human Resources at Flexion Therapeutics from 2018 to 2022. From 2012 to 2018, she started and led her own human resources consulting firm offering strategic advice and human resources solutions to a variety of organizations, specializing in the life science space. Ms. Green holds an M.B.A. from Babson College and a B.S. in Psychology from Union College.

Timothy Lee has served as our Chief Commercial Officer since June 2024. He brings more than 20 years of progressive experience in the biotechnology and pharmaceutical industries. Prior to joining Invivyd, Mr. Lee was Head, Vice President Sales, Commercial Development and Global Commercial Training at Amylyx Pharmaceuticals, Inc. from February 2020 to June 2024. During that time, he built launch capabilities and commercial structure that led to the successful commercial launch of Relyvrio for People Living with ALS. From October 2017 to February 2020, Mr. Lee focused on the rare disease portfolio and overall commercialization strategy at Biohaven Pharmaceuticals. Earlier in his career, Mr. Lee held roles of increasing responsibility in marketing and sales at Alexion Pharmaceuticals, Novartis Pharmaceuticals, and Pfizer. Mr. Lee holds a B.S. in Marketing from Saint Joseph’s University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 20, 2026 by: (i) each current director and director nominee; (ii) each of the executive officers named in the “Summary Compensation Table”; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. Applicable percentages are based on 282,803,863 shares of common stock outstanding on March 20, 2026.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of March 20, 2026 and restricted stock units (“RSUs”) that will vest within 60 days of March 20, 2026. The information does not necessarily indicate beneficial ownership for any other purpose.

Common stock subject to stock options and warrants currently exercisable or exercisable within 60 days of March 20, 2026 and common stock underlying RSUs that will vest within 60 days of March 20, 2026 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding these securities and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for the purpose of computing the percentage of any other person.

Unless noted otherwise, the address of all listed directors and executive officers is c/o Invivyd, Inc., 209 Church Street, New Haven, Connecticut 06510.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total (%)
5% or Greater Stockholders
Entities affiliated with RA Capital Management, L.P.(2)	29,487,732	9.99%
Entities affiliated with BVF Inc.(3)	25,525,000	8.84%
Entities affiliated with Janus Henderson Group plc(4)	25,383,077	8.98%
Entities affiliated with Perceptive Advisors LLC(5)	21,785,166	7.70%
Adimab, LLC(6)	20,262,170	7.16%
Entities affiliated with Maverick Capital, Ltd.(7)	18,970,913	6.71%
Entities affiliated with Point72 Asset Management, L.P.(8)	16,653,036	5.89%
Directors, Director Nominees and Named Executive Officers
Tamsin Berry(9)	300,000	*
Paul B. Bolno, M.D.	—	—
Marc Elia(10)	9,548,250	3.37%
Terrance McGuire(11)	7,058,590	2.49%
Kevin F. McLaughlin(12)	162,664	*
Ajay Royan(13)	11,285,906	3.99%
Jill Andersen, J.D.(14)	2,714,737	*
William Duke, Jr., M.B.A.(15)	1,216,744	*
Timothy Lee(16)	857,300	*
All directors and current executive officers as a group (11 persons)(17)	35,563,760	12.25%

* Less than one percent.

(1)
This table is based upon information supplied by the named executive officers, other officers, directors and principal stockholders, Schedules 13D and 13G filed with the SEC, Forms 4 filed with the SEC, and the Company’s records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
(2)
This information has been obtained from a Schedule 13G/A filed on February 17, 2026 by entities and persons affiliated with RA Capital Management, L.P. (“RA Capital Management”). RA Capital Management’s aggregate holdings consist of 17,119,096 shares of common stock held by RA Capital Healthcare Fund, L.P. (“RA Capital Healthcare”) and pre-funded warrants exercisable for up to 21,342,442 shares of common stock held by RA Capital Healthcare (the “RA Capital Pre-Funded Warrants”). The RA Capital Pre-Funded Warrants contain a provision that precludes the exercise of the RA Capital Pre-Funded Warrants to the extent that, following exercise, RA Capital Healthcare, together with its affiliates and other attribution parties, would own more than 9.99% of the Company’s common stock outstanding. As of March 20, 2026, RA

Capital Healthcare was prohibited from exercising a portion of the RA Capital Pre-Funded Warrants to the extent that such exercise would result in beneficial ownership of more than 29,487,732 shares of common stock. RA Capital Healthcare Fund GP, LLC (“RA Capital Healthcare GP”) is the general partner of RA Capital Healthcare. RA Capital Management GP, LLC (“RA Capital Management GP”), of which Dr. Peter Kolchinsky and Rajeev Shah are controlling persons, is the general partner of RA Capital Management. RA Capital Management serves as investment adviser for RA Capital Healthcare and may be deemed a beneficial owner, for purposes of Section 13(d) of the Exchange Act, of any securities of the Company held by RA Capital Healthcare. RA Capital Healthcare has delegated to RA Capital Management the sole power to vote and the sole power to dispose of all securities held in RA Capital Healthcare’s portfolio, including the shares of the Company’s common stock beneficially owned by RA Capital Healthcare. Because RA Capital Healthcare has divested voting and investment power over the Company’s securities it holds and may not revoke that delegation on less than 61 days’ notice, RA Capital Healthcare disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Exchange Act. As managers of RA Capital Management, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of any of the Company’s securities beneficially owned by RA Capital Management. RA Capital Management, Dr. Kolchinsky and Mr. Shah disclaim beneficial ownership of the securities held by RA Capital Healthcare other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The principal business address of each of RA Capital Management, RA Capital Healthcare, Dr. Kolchinsky and Mr. Shah is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(3)
This information has been obtained from a Schedule 13G/A filed on February 17, 2026 by entities and persons affiliated with BVF Inc. As of the close of business on December 31, 2025, certain entities and persons affiliated with BVF Inc. held certain pre-funded warrants (the “BVF Pre-Funded Warrants”) exercisable for an aggregate of 6,000,000 shares of common stock. A holder of BVF Pre-Funded Warrants will not be entitled to exercise any portion of any BVF Pre-Funded Warrant if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by such holder, together with its affiliates, would exceed 9.99% of the number of the Company’s common stock outstanding immediately after giving effect to the exercise. The ownership reported herein consists of 13,619,218 shares of common stock beneficially owned by Biotechnology Value Fund, L.P. (“BVF”), including 3,207,466 shares of common stock underlying the BVF Pre-Funded Warrants held by BVF, 9,954,397 shares of common stock beneficially owned by Biotechnology Value Fund II, L.P. (“BVF II”), including 2,342,296 shares of common stock underlying the BVF Pre-Funded Warrants held by BVF II, and 1,563,852 shares of common stock beneficially owned by Biotechnology Value Trading Fund OS LP (“BVF Trading Fund OS”), including 362,082 shares of common stock underlying the BVF Pre-Funded Warrants held by BVF Trading Fund OS. Entities affiliated with BVF Inc. include BVF, BVF I GP LLC (“BVF GP”), BVF II, BVF II GP LLC (“BVF II GP”), BVF Trading Fund OS, BVF Partners OS Ltd. (“BVF Partners OS”), BVF GP Holdings LLC (“BVF GP Holdings”), and BVF Partners L.P. (“BVF Partners”). BVF GP, as the general partner of BVF, may be deemed to beneficially own the 13,619,218 shares of common stock beneficially owned by BVF. BVF II GP, as the general partner of BVF II, may be deemed to beneficially own the 9,954,397 shares of common stock beneficially owned by BVF II. BVF Partners OS, as the general partner of BVF Trading Fund OS, may be deemed to beneficially own the 1,563,852 shares of common stock beneficially owned by BVF Trading Fund OS. BVF GP Holdings, as the sole member of each of BVF GP and BVF II GP, may be deemed to beneficially own the 23,573,615 shares of common stock beneficially owned in the aggregate by BVF and BVF II. BVF Partners, as the investment manager of BVF, BVF II and BVF Trading Fund OS, and as the sole member of BVF Partners OS, may be deemed to beneficially own the 25,525,000 shares of common stock beneficially owned in the aggregate by BVF, BVF II and BVF Trading Fund OS and held in a certain BVF Partners managed account (the “BVF Partners Managed Account”), including 387,533 shares of common stock held in the BVF Partners Managed Account, which includes 88,156 shares of common stock underlying the BVF Pre-Funded Warrants held in the BVF Partners Managed Account. BVF Inc., as the general partner of BVF Partners, may be deemed to beneficially own the 25,525,000 shares of common stock beneficially owned by BVF Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 25,525,000 shares of common stock beneficially owned by BVF Inc. BVF GP Holdings, BVF Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares of common stock beneficially owned by BVF and BVF II. BVF Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares of common stock beneficially owned by BVF Trading Fund OS and held in the BVF Partners Managed Account. BVF GP disclaims beneficial ownership of the shares of common stock beneficially owned by BVF. BVF II GP disclaims beneficial ownership of the shares of common stock beneficially owned by BVF II. BVF Partners OS disclaims beneficial ownership of the shares of common stock beneficially owned by BVF Trading Fund OS. BVF GP Holdings disclaims beneficial ownership of the shares of common stock beneficially owned by BVF and BVF II. Each of BVF Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares of common stock beneficially owned by BVF, BVF II and BVF Trading Fund OS and held in the BVF Partners Managed Account. The principal business address of BVF, BVF II, BVF GP, BVF II GP, BVF GP Holdings, BVF Partners, BVF Inc. and Mr. Lampert is 44 Montgomery St., 40th Floor, San Francisco, CA 94104, and the principal business address of BVF Trading Fund OS and BVF Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.
(4)
This information has been obtained from a Schedule 13G/A filed on November 14, 2025 by entities affiliated with Janus Henderson Group plc (“Janus Henderson Group”). Consists of 25,383,077 shares of common stock beneficially owned by

Janus Henderson Group, of which 21,576,145 shares of common stock are beneficially owned by Janus Henderson Biotech Innovation Master Fund Ltd. (“Janus Henderson Biotech”). Janus Henderson Group reported having shared voting and dispositive power over the 25,383,077 shares of common stock beneficially owned by Janus Henderson Group, and Janus Henderson Biotech reported having shared voting and dispositive power over the 21,576,145 shares of common stock beneficially owned by Janus Henderson Biotech. The principal business address of Janus Henderson Group is 201 Bishopsgate, EC2M 3AE, United Kingdom.
(5)
This information has been obtained from a Schedule 13G filed on November 25, 2025 by entities and persons affiliated with Perceptive Advisors LLC (“Perceptive Advisors”). All shares are held of record by Perceptive Life Sciences Master Fund, Ltd. (“Perceptive Master Fund”). Perceptive Advisors serves as the investment advisor to Perceptive Master Fund. Joseph Edelman is the managing member of Perceptive Advisors. Perceptive Advisors and Mr. Edelman may be deemed to beneficially own the shares held by Perceptive Master Fund, and Perceptive Master Fund, Perceptive Advisors and Mr. Edelman have shared voting and dispositive power over the shares held by Perceptive Master Fund. The principal business address of Perceptive Advisors, Perceptive Master Fund and Mr. Edelman is 51 Astor Place, 10th Floor, New York, NY 10003.
(6)
This information has been obtained from a Schedule 13D/A filed on December 29, 2025 by Adimab, LLC (“Adimab”). Terrance McGuire, a current member of our Board, is a member of the Board of Directors of Adimab (the “Adimab Board”); and Ajay Royan, a current member of our Board, is a member of the Adimab Board. Accordingly, these individuals disclaim beneficial ownership with respect to the shares held by Adimab except to the extent of any pecuniary interest therein. The principal business address of Adimab is c/o Philip Chase, 7 Lucent Drive, Lebanon, NH 03766.
(7)
This information has been obtained from a Schedule 13G/A filed on February 13, 2026 by entities and persons affiliated with Maverick Capital, Ltd. (“Maverick Capital”). Maverick Capital the investment advisor of (i) Maverick Fund USA, Ltd, a Texas limited partnership, which holds 4,082,359 shares, (ii) Maverick Fund II, Ltd., a Cayman exempt corporation, which holds 4,025,885 shares, (iii) Maverick Long Enhanced Fund, Ltd, a Cayman exempt corporation, which holds 4,697,604 shares, (iv) Maverick HP, L.P., a Delaware limited partnership, which holds 4,283,015 shares, and (v) Maverick Long Fund, Ltd., a Cayman exempt corporation, which holds 1,882,050 shares. Maverick Capital is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, may be deemed to have beneficial ownership of the shares reported herein through the investment discretion it exercises over its clients’ accounts. Maverick Capital Management, LLC (“Maverick Capital Management”) is the general partner of Maverick Capital. Lee S. Ainslie III is the manager of Maverick Capital Management. Maverick Capital, Maverick Capital Management, and Mr. Ainslie each reported shared voting and dispositive power of the 18,970,913 shares. The principal business address of Maverick Capital and Maverick Capital Management is 1900 N. Pearl Street, 20th Floor, Dallas, TX 75201, and the principal business address of Mr. Ainslie is 360 South Rosemary Ave., Suite 1440, West Palm Beach, FL 33401.
(8)
This information has been obtained from a Schedule 13G/A filed on February 17, 2026 by entities and persons affiliated with Point72 Asset Management, L.P. (“Point72 HoldCo”). Consists of 16,653,036 shares of common stock held by Point72 Associates, LLC (“Point72 Associates”). Pursuant to an investment management agreement, Point72 HoldCo, Point72 Capital Advisors, Inc. (“Point72 Capital”), the general partner of Point72 HoldCo, and Steven A. Cohen, who controls each of Point72 HoldCo and Point72 Capital, have shared voting and dispositive power over the 16,653,036 shares of common stock held by Point72 Associates. The principal business address of Point72 HoldCo, Point72 Capital and Mr. Cohen is 72 Cummings Point Road, Stamford, CT 06902.
(9)
Consists of options to purchase 300,000 shares of common stock currently exercisable or exercisable within 60 days of March 20, 2026.
(10)
Consists of (i) 300,000 shares of common stock underlying options held by Marc Elia, the Chairperson of our Board, currently exercisable or exercisable within 60 days of March 20, 2026 and (ii) 9,248,250 shares of our common stock held by certain funds and accounts to which M28 Capital Management LP (“M28 Capital”) acts an investment manager (the “M28 Funds and Accounts”). M28 Capital, as the investment manager to the M28 Funds and Accounts, may be deemed to beneficially own these securities and to have shared power to vote and shared power to dispose of the securities held by the M28 Funds and Accounts. Mr. Elia is the Chief Investment Officer of M28 Capital and Managing Member of M28 Capital Management GP LLC, the general partner of M28 Capital, and exercises investment discretion with respect to these securities. The principal business address of M28 Capital and Mr. Elia is 700 Canal Street, 2nd Floor, Stamford, CT 06902.
(11)
Consists of (i) 260,593 shares of our common stock underlying options held by Terrance McGuire, a member of our Board, currently exercisable or exercisable within 60 days of March 20, 2026, (ii) 3,120,194 shares of our common stock held of record by Polaris Venture Partners V, L.P. (“Polaris V”), (iii) 60,814 shares of our common stock held of record by Polaris Venture Partners Entrepreneurs’ Fund V, L.P. (“Polaris EF V”), (iv) 21,374 shares of our common stock held of record by Polaris Venture Partners Founders’ Fund V, L.P. (“Polaris FF V”), (v) 31,198 shares of our common stock held of record by Polaris Venture Partners Special Founders’ Fund V, L.P. (“Polaris SFF V”), (vi) 3,066,757 shares of our common stock held of record by Polaris Partners IX, L.P. (“Polaris IX”) and (vii) 497,660 shares of our common stock held of record by Polaris Healthcare Technology Opportunities Fund, L.P. (“Polaris HCT”). Polaris Venture Management Co. V, L.L.C. (“PVMC V”) is the general partner of each of Polaris V, Polaris EF V, Polaris FF V and Polaris SFF V and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by each of Polaris V, Polaris EF

V, Polaris FF V and Polaris SFF V. Mr. McGuire and Jonathan Flint are the managing members of PVMC V and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by each of Polaris V, Polaris EF V, Polaris FF V and Polaris SFF V. Polaris Partners GP IX, L.L.C. (“PPGP IX”) is the general partner of Polaris IX and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Polaris IX. Mr. McGuire, an interest holder in PPGP IX, and David Barrett, Brian Chee, Amir Nashat and Amy Schulman, the managing members of PPGP IX, may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Polaris IX. Polaris Healthcare Technology Opportunities Fund GP, L.L.C. (“PHCT GP”) is the general partner of Polaris HCT and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Polaris HCT. Mr. McGuire, an interest holder in PHCT GP, and Mr. Barrett, Mr. Chee, Mr. Nashat and Ms. Schulman, the managing members of PHCT GP, may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Polaris HCT. The principal business address of each of the entities and persons referenced in this footnote is c/o Polaris Partners, One Marina Park Drive, 8th Floor, Boston, MA 02210.
(12)
Consists of (i) 50,000 shares of common stock and (ii) options to purchase 112,664 shares of common stock currently exercisable or exercisable within 60 days of March 20, 2026.
(13)
Consists of (i) 44,326 shares of common stock underlying options held by Ajay Royan, a member of our Board, currently exercisable or exercisable within 60 days of March 20, 2026 and (ii) 11,241,580 shares of common stock held by Mithril II LP (“Mithril II”). Mithril II UGP LLC (“Mithril II UGP”) is the general partner of Mithril II GP LP (“Mithril II GP”), which is the general partner of Mithril II, and each of Mithril II UGP and Mithril II GP may be deemed to have shared voting, investment and dispositive power with respect to these securities. Mr. Royan is the sole managing member of Mithril II UGP. Mr. Royan and Peter Thiel are the members of the investment committee established by Mithril II GP. The investment committee makes all investment decisions with respect to shares held by Mithril II and may be deemed to have shared voting, investment and dispositive power with respect to these securities. The principal business address of the entities and persons referenced in this footnote is c/o Mithril Capital Management LLC, 111 Congress Avenue, Suite 500, Austin, TX 78701.
(14)
Consists of (i) 182,236 shares of common stock and (ii) options to purchase 2,532,501 shares of common stock currently exercisable or exercisable within 60 days of March 20, 2026.
(15)
Consists of (i) 107,717 shares of common stock and (ii) options to purchase 1,109,027 shares of common stock currently exercisable or exercisable within 60 days of March 20, 2026.
(16)
Consists of (i) 117,717 shares of common stock and (ii) options to purchase 739,583 shares of common stock currently exercisable or exercisable within 60 days of March 20, 2026.
(17)
Consists of (i) 27,967,701 shares of common stock and (ii) options to purchase 7,596,059 shares of common stock currently exercisable or exercisable within 60 days of March 20, 2026.

EXECUTIVE COMPENSATION

Our named executive officers for the fiscal year ended December 31, 2025 consist of:

•
William Duke, Jr., M.B.A., our Chief Financial Officer;(1)
•
Jill Andersen, J.D., our Chief Legal Officer and Corporate Secretary; and
•
Timothy Lee, our Chief Commercial Officer.
(1)
Mr. Duke, our Chief Financial Officer, serves as our principal executive officer, principal financial officer and principal accounting officer.

As an “emerging growth company” under the Jumpstart Our Business Startups Act, we are permitted to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. Accordingly, we have not included in this section a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the “Summary Compensation Table” and the “Outstanding Equity Awards at Fiscal Year-End” table below. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” votes.

Summary Compensation Table

The following table sets forth information regarding compensation awarded or paid to, or earned by, our named executive officers with respect to the years ended December 31, 2025 and December 31, 2024. Ms. Andersen was not a named executive officer for the year ended December 31, 2024; accordingly, compensation for such year is not included in the following table for Ms. Andersen.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
William Duke, Jr., M.B.A.	2025	485,000	256,080	483,000	905,445	11,697	2,141,222
Chief Financial Officer	2024	480,000	144,000	—	—	11,543	635,543
Jill Andersen, J.D.	2025	500,000	264,000	805,000	905,445	11,710	2,486,155
Chief Legal Officer	2024	—	—	—	—	—	—
Timothy Lee	2025	455,000	240,240	483,000	905,445	11,626	2,095,311
Chief Commercial Officer	2024	240,423	126,000	—	643,380	7,846	1,017,649

(1)
See “—Narrative to Summary Compensation Table—Bonus Compensation” below for a description of the material terms of the program pursuant to which this compensation was awarded.
(2)
This column reflects the grant date fair value of time-vesting RSUs granted to our named executive officers. The grant date fair value was calculated by multiplying the number of RSUs subject to the award by the closing price of a share of common stock on the date of grant (or, if no closing price was reported on that date, the closing price on the immediately preceding date on which a closing price was reported), in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718.
(3)
This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in our financial statements. This calculation assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. The assumptions we used in valuing options are described in note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(4)
Represents (i) employer contributions to 401(k) plan accounts and (ii) life insurance premiums.

Narrative To Summary Compensation Table

The Compensation Committee of our Board has historically determined, or made recommendations to our Board to determine, our executives’ compensation, including the compensation of our named executive officers. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer (if appointed) for all executives other than the Chief Executive Officer (if appointed). The Compensation Committee also reviews and discusses the recommendations of the Compensation Committee’s compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant. Based on those discussions and its discretion, the Compensation Committee then approves, or recommends to our Board for approval, the compensation of each executive officer.

Annual Base Salary

The Compensation Committee of our Board reviews and approves, or recommends to our Board for approval, the annual base salaries of our named executive officers. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels necessary to attract and retain individuals with superior talent.

The following table sets forth the annual base salaries for each of our named executive officers for 2025:

Name	2025 Base Salary
William Duke, Jr., M.B.A.	$485,000
Jill Andersen, J.D.	$500,000
Timothy Lee	$455,000

In January 2026, after evaluation of market positioning, each executive officer’s performance, and the scope of each executive officer’s role, upon the recommendation of the Compensation Committee, our Board approved the following annual base salaries for each of our named executive officers for 2026:

Name	2026 Base Salary
William Duke, Jr., M.B.A.	$520,000
Jill Andersen, J.D.	$540,000
Timothy Lee	$500,000

Bonus Compensation

The Compensation Committee develops a performance-based bonus program annually. For each of 2024 and 2025, the Compensation Committee determined that each named executive officer’s performance bonus should be based principally on the Company’s achievement of its corporate goals and, in 2025, each named executive officer’s individual contribution to achievement of such corporate goals. Under the annual performance bonus program, each named executive officer was eligible to be considered for an annual performance bonus based on the percentage attainment of the annual corporate goals that were approved by the Board and, in 2025, also based on an individual bonus multiplier approved by the Board. Neither the 2024 nor 2025 corporate goals were weighted; accordingly, there was a degree of holistic and qualitative judgment in the Board’s final determination of the Company’s achievement against corporate goals in each year in order to provide the Board with the flexibility to determine the importance of such goals based on a variety of factors, such as actual results, changing business conditions throughout the year and operating opportunities and challenges that were not reasonably foreseeable at the time the goals were established.

Each named executive officer has a target bonus opportunity calculated as a percentage of his or her annual base salary. For 2024, each of Mr. Duke’s and Mr. Lee’s target bonus percentage was 40%. As mentioned above, Ms. Andersen was not a named executive officer for 2024; accordingly, her bonus compensation for 2024 is not discussed here. For 2025, each named executive officer’s target bonus percentage was 40%. In January 2026, we entered into amendments to each named executive officer’s employment agreement to amend each named executive officer’s target bonus percentage to 45% beginning in 2026.

In January 2025, the Board, after receiving input from the Compensation Committee, determined that the percentage attainment of the 2024 corporate goals was 75%, and approved individual 2024 performance bonus payouts for each of Mr. Duke and Mr. Lee in the amounts of $144,000 and $126,000, respectively, which amounts are included in the column of the “Summary Compensation Table” above entitled “Bonus” for 2024.

In January 2026, the Board, after receiving input from the Compensation Committee, determined that (i) the percentage attainment of the 2025 corporate goals was 120% and (ii) each named executive officer’s individual bonus multiplier was 110%, and approved individual 2025 performance bonus payouts for each of Mr. Duke, Ms. Andersen and Mr. Lee in the amounts of $256,080, $264,000 and $240,240, respectively, which amounts are included in the column of the “Summary Compensation Table” above entitled “Bonus” for 2025.

Equity-Based Awards

Our equity-based incentive awards granted to our named executive officers are designed to align the interests of our named executive officers with those of our stockholders.

Vesting of equity awards is generally tied to each executive officer’s continuous service with us and serves as an additional retention measure. Initial new hire stock option grants typically vest with respect to one fourth (1/4) of the shares subject to the option award on the first anniversary of the grant date, with the remainder vesting in equal monthly installments over thirty-six months, subject to continuous service through each vesting date. Annual stock option grants typically vest in equal monthly installments over a three-year period measured one month following the grant date, subject to continuous service through each vesting date. From time to time, the Board or the Compensation Committee may construct alternate vesting schedules as it determines are appropriate.

We have granted all equity awards to our executive officers pursuant to our 2021 Equity Incentive Plan since its adoption; equity awards granted prior to the adoption of the 2021 Equity Incentive Plan were made pursuant to our 2020 Equity Incentive Plan. In January 2026, the Board adopted the 2026 Inducement Plan for new hire awards to certain individuals who satisfy the standards for inducement grants under Nasdaq Listing Rule 5635(c)(4) and the related guidance thereunder. Each of the 2021 Equity Incentive Plan and the 2026 Inducement Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, RSUs, performance awards and other stock-based awards. Each of the 2021 Equity Incentive Plan and the 2026 Inducement Plan is administered by the Board or, at the discretion of the Board, by a committee of the Board. The Board may also delegate to one or more officers of the Company the power to grant awards to employees and certain officers of the Company. The exercise prices, vesting and other restrictions are determined at the discretion of the Board, its committee or any such officer if so delegated; provided, however, that the exercise price of any stock option or stock appreciation right granted pursuant to the 2021 Equity Incentive Plan or the 2026 Inducement Plan may not be less than 100% of the fair market value of the Company’s common stock on the date of grant, in accordance with the terms of each equity plan.

Equity-Based Incentive Awards Granted in 2025

Each year, the Compensation Committee considers the structure and size of equity grants to our executive officers taking into consideration benchmarking data, as well as relevant Company and individual factors. For 2025, after evaluation of market positioning, each executive officer’s performance, and the scope of each executive officer’s role, upon the recommendation of the Compensation Committee, our Board approved granting a mix of options and RSUs to incentivize and retain our executive officers.

On February 15, 2025, Mr. Duke was granted (i) 300,000 RSUs that vest over an eighteen-month period, with one-third of the RSUs vesting every six months following the grant date, and (ii) an option to purchase up to 950,000 shares of common stock that vests over a three-year period, with 1/36th of the shares subject to the option vesting in substantially equal monthly installments measured from one month following the grant date, in each case subject to Mr. Duke’s continuous service as of each such vesting date.

On February 15, 2025, Ms. Andersen was granted (i) 500,000 RSUs that vest over an eighteen-month period, with one-third of the RSUs vesting every six months following the grant date, and (ii) an option to purchase up to 950,000 shares of common stock that vests over a three-year period, with 1/36th of the shares subject to the option vesting in substantially equal monthly installments measured from one month following the grant date, in each case subject to Ms. Andersen’s continuous service as of each such vesting date.

On February 15, 2025, Mr. Lee was granted (i) 300,000 RSUs that vest over an eighteen-month period, with one-third of the RSUs vesting every six months following the grant date, and (ii) an option to purchase up to 950,000 shares of common stock that vests over a three-year period, with 1/36th of the shares subject to the option vesting in substantially equal monthly installments measured from one month following the grant date, in each case subject to Mr. Lee’s continuous service as of each such vesting date.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not maintain any formal written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features in relation to the disclosure of material nonpublic information. Our employees, including our executive officers, are generally awarded an initial new hire stock option grant in connection with commencement of employment, which awards are typically made to executive officers on the first day of employment and to non-officer employees on the first of each month. Annual equity grants to our employees, including our executive officers, are typically made during the first quarter of the new year, with grant dates for executive officers generally tied to the date of Board or Compensation

Committee approval and grant dates for non-officer employees determined in accordance with the delegation of authority described above under “Compensation Committee Processes and Procedures.” Additional equity grants may occur periodically to executive officers or other employees as incentive with respect to achieving certain corporate goals, reward for exceptional performance or compensation for additional job responsibilities. We do not have a practice to grant stock options, stock appreciation rights or similar instruments with option-like features in anticipation of the release of material non-public information, and we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation. During fiscal 2025, no named executive officer was granted any stock options, stock appreciation rights or similar instruments with option-like features during the period beginning four business days before, and ending one business day after, the filing of a quarterly report on Form 10-Q or an annual report on Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information.

Outstanding Equity Awards as of December 31, 2025

The following table sets forth certain information about outstanding equity awards granted to our named executive officers that were outstanding as of December 31, 2025.

	Option Awards(1)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
William Duke, Jr., M.B.A.	421,875	(5)	328,125	1.83	8/31/2033	—	—
	133,333	(6)	66,667	3.59	12/17/2033	—	—
	263,888	(6)	686,112	1.61	2/14/2035	—	—
	—		—	—	—	201,000	496,470
Jill Andersen, J.D.	514,863	(7)	—	30.65	10/31/2031	—	—
	563,020	(8)	11,980	6.78	1/29/2032	—	—
	134,895	(8)	40,105	3.57	11/2/2032	—	—
	300,000	(7)	—	1.73	12/13/2032	—	—
	169,270	(5)	155,730	1.44	11/16/2033	—	—
	266,666	(6)	133,334	3.59	12/17/2033	—	—
	263,888	(6)	686,112	1.61	2/14/2035	—	—
	—		—	—	—	335,000	827,450
Timothy Lee	225,000	(5)	375,000	1.76	6/4/2034	—	—
	263,888	(6)	686,112	1.61	2/14/2035	—	—
	—		—	—	—	201,000	496,470

(1)
All of the option awards listed in this table were granted under our 2021 Equity Incentive Plan.
(2)
All of the RSUs listed in this table were granted under our 2021 Equity Incentive Plan and vest over an eighteen-month period, with one third (1/3) of the RSUs vesting every six months following the grant date, subject to the named executive officer’s continued service through each vesting date.
(3)
All of the option awards listed in the table were granted with a per share exercise price equal to or above the fair market value of our common stock on the date of grant.
(4)
Amounts in this column have been calculated by multiplying the number of RSUs subject to the applicable award by $2.47, which was the closing price of our common stock on December 31, 2025.
(5)
One fourth (1/4) of the shares subject to this option award vest on the first anniversary of the date of grant, with the remainder vesting in equal monthly installments over thirty-six months, subject to the named executive officer’s continued service through each vesting date.
(6)
This option award vests in equal monthly installments over a three-year period measured one month following the date of grant, subject to the named executive officer’s continued service through each vesting date.
(7)
This option award is fully vested and exercisable.
(8)
This option award vests in equal monthly installments over a four-year period measured one month following the date of grant, subject to the named executive officer’s continued service through each vesting date.

Retirement Benefits and Other Compensation

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension, retirement or deferred compensation plan sponsored by us during 2025 other than our 401(k) plan described below. During 2025, our named executive officers were eligible to participate in our employee benefit plans, including health insurance and group life insurance benefits, on the same basis as our other employees. We maintain a safe harbor 401(k) plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain limits of the Internal Revenue Code of 1986, as amended, which are updated annually. The 401(k) plan also provides that we will make non-elective contributions to each participant’s account totaling to 3% of the participant’s eligible compensation. We generally do not provide other perquisites or personal benefits except in limited circumstances, and we did not provide any such perquisites or personal benefits to our named executive officers in 2025.

Employment Agreements with William Duke, Jr., M.B.A., Jill Andersen, J.D. and Timothy Lee

We entered into employment agreements with Mr. Duke, Ms. Andersen and Mr. Lee in connection with the commencement of their employment with us effective September 1, 2023, September 24, 2021 and June 5, 2024, respectively. We subsequently entered into amendments to each named executive officer’s employment agreement, effective January 31, 2026, to amend each named executive officer’s target annual bonus percentage.

Each employment agreement, as amended, includes an initial annual base salary and annual target bonus percentage. The employment agreements do not provide for an automatic increase in annual base salary; rather, the Board or the Compensation Committee reviews each executive’s base salary on an annual basis and may adjust such base salary from time to time. The annual bonus is determined by the Compensation Committee (or by the Board upon recommendation of the Compensation Committee) based on the achievement of performance goals and objectives for the calendar year. Each employment agreement provides for standard benefits, such as paid time off, reimbursement of business expenses, and participation in our employee benefit plans and programs. Each employment agreement states that any time-based equity issued on or after the closing of our initial public offering would not accelerate in full upon a change in control if such equity was assumed, continued or substituted by the successor entity.

Key substantive differences are limited to (i) the definition of Good Reason, which, (A) for Mr. Duke and Ms. Andersen, is further triggered by (1) a material reduction in the authority, duties or responsibilities of the Chief Executive Officer to whom he or she is required to report, and (2) a Change of Control following which there is a material reduction in the budget over which he or she retains authority, and (B) for Ms. Andersen and Mr. Lee, is further triggered by a relocation of their respective place of employment to any location that is greater than 20 miles from their respective home office; (ii) the treatment of certain equity awards for Mr. Duke and Mr. Lee upon a change in control of the Company; and (iii) a one-time sign on bonus for Mr. Duke. Severance terms are detailed further below under “Potential Payments Upon Termination or Change in Control.” We do not maintain any other offer letters or employment agreements with our named executive officers.

Potential Payments Upon Termination or Change in Control

Mr. Duke, Ms. Andersen and Mr. Lee are entitled to certain severance and change in control benefits pursuant to the employment agreements described above and certain agreements governing their equity awards. In the event that an executive’s employment ends upon death or a disability, they are entitled to accrued obligations and, if applicable, payment of their annual bonus for the preceding calendar year if their employment terminates after the completion of the preceding calendar year but prior to the date of payment of the bonus (the “Earned Bonus”).

In the event that employment terminates, other than during the period commencing three months prior to or ending 12 months following a “change in control” (the “Change in Control Period”), by us without “cause” or by Mr. Duke, Ms. Andersen or Mr. Lee for “good reason” (as defined in our equity plan and the respective employment agreement), and subject to the delivery to us of a separation agreement that includes a general release of claims, Mr. Duke, Ms. Andersen or Mr. Lee, as the case may be, is entitled to (i) cash severance equal to 9 months of his or her then-current base salary, as well as the Earned Bonus, if applicable, and 9 months continuation of benefits and (ii) delayed forfeiture of unvested time-based equity awards until at least three months after the date of termination.

In the event that Mr. Duke’s, Ms. Andersen’s or Mr. Lee’s employment is terminated by us without “cause” or by Mr. Duke, Ms. Andersen or Mr. Lee for “good reason,” in either case, during the Change in Control Period, and subject to the delivery to us of a separation agreement that includes a general release of claims, Mr. Duke, Ms. Andersen and Mr. Lee will each be entitled to (i) cash severance equal to 12 months of his or her then-current base salary (or his or her base salary immediately prior to the change in control, if higher), as well as the Earned Bonus, if any, his or her respective target bonus for the year of termination (or his or her target bonus in effect immediately prior to the change in control, if higher), and 12 months continuation of benefits and (ii) immediate acceleration and full vesting of any time-based equity awards, exercisable or nonforfeitable as if employment continued until the later of the date of termination or the effective date of the separation agreement.

In addition, in the event that Mr. Duke, Ms. Andersen or Mr. Lee is terminated for any reason other than “cause,” disability or death, the post-termination exercise period of any vested options held by them as of the date of their respective termination will be 12 months after termination.

DIRECTOR COMPENSATION

The following table shows, for the fiscal year ended December 31, 2025, certain information with respect to the compensation of our non-employee directors who served for all or a portion of the year:

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)(3)	Total ($)
Christine Akinc(4)	40,685		40,460	81,145
Tamsin Berry	47,500		40,460	87,960
Paul B. Bolno, M.D.(5)	12,351		122,000	134,351
Marc Elia	85,500		40,460	125,960
Srishti Gupta, M.D.(6)	19,368		—	19,368
Terrance McGuire	44,000		40,460	84,460
Kevin F. McLaughlin	61,154		40,460	101,614
Ajay Royan(7)	31,111	(8)	79,051	110,162

(1)
The amounts reported reflect the fees earned or paid in cash pursuant to the Non-Employee Director Compensation Policy, and an additional cash retainer of $5,000 per month payable to Ms. Akinc while serving on the executive committee of the Board (the “Executive Committee”). The Executive Committee was dissolved by the Board in January 2025.
(2)
The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted to our non-employee directors during the fiscal year ended December 31, 2025, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors who have received options will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options.
(3)
As of December 31, 2025, the following current and former non-employee directors held options to purchase the following number of shares of our common stock. None of our non-employee directors held any stock awards as of December 31, 2025.

Name	Options
Christine Akinc	225,422
Tamsin Berry	300,000
Paul B. Bolno, M.D.	100,000
Marc Elia	300,000
Srishti Gupta, M.D.	33,330
Terrance McGuire	260,593
Kevin F. McLaughlin	150,000
Ajay Royan	108,219

(4)
Ms. Akinc resigned from our Board on September 22, 2025.
(5)
Dr. Bolno was appointed to our Board on September 22, 2025.
(6)
Dr. Gupta’s term expired at the 2025 Annual Meeting.
(7)
Mr. Royan was appointed to our Board on March 22, 2025.
(8)
Represents fees earned by Mr. Royan for his service on our Board during 2025.

Narrative to Director Compensation Table

Our Board has adopted a Non-Employee Director Compensation Policy pursuant to which each of our directors who is not an employee or consultant of our company is eligible to receive compensation for service on our Board and committees of our Board.

Under our Non-Employee Director Compensation Policy, each eligible director receives an annual cash retainer in the amount of $40,000 for serving on our Board. In addition, the Chairperson of our Board receives an annual cash retainer in the amount of $30,000 (in addition to the annual cash retainer given to all eligible directors). The chairperson of the Audit Committee is entitled to receive an additional annual cash retainer in the amount of $15,000, the chairperson of the Compensation Committee is entitled to receive an additional annual cash retainer in the amount of $10,000 and the chairperson of the Nominating and Corporate Governance Committee is entitled to receive an additional annual cash retainer in the amount of $8,000. The other members of the Audit Committee are entitled to receive an additional annual cash retainer in the amount of $7,500, the other members of the Compensation Committee are entitled to receive an additional cash retainer in the amount of $5,000 and the other members of the Nominating and Corporate Governance Committee are entitled to receive an additional annual cash retainer in the amount of $4,000. All such annual retainers are payable in equal quarterly installments, payable in arrears on the last day of each fiscal quarter in which the service occurred. If an eligible director joins our Board or a committee of our Board at a time other than effective as of the first day of a fiscal quarter, the annual retainers described above are pro-rated based on days served in the applicable fiscal quarter, with the pro-rated amount paid on the last day of the first fiscal quarter in which such eligible director provides the service and regular full quarterly payments thereafter.

In addition, each new eligible director who joins our Board is entitled to receive a non-statutory stock option to purchase 100,000 shares of our common stock, with one-third of the shares vesting on the first anniversary of the grant date and 1/36th of the shares subject to the initial grant vesting in equal monthly installments thereafter, such that the option is fully vested on the third anniversary of the grant date, subject to continued service as a director through the vesting dates.

On the date of each annual meeting of our stockholders, each eligible director who continues to serve as a director of our Company following the meeting is entitled to receive a non-statutory stock option to purchase 50,000 shares of our common stock, with the shares vesting on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of our stockholders, subject to continued service as a director though the applicable vesting date. If an eligible director joins our Board upon or after the date of the last preceding annual stockholders meeting, such eligible director’s annual grant will be pro-rated based on days served since joining our Board.

The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year will not exceed $1,500,000 in total value, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Each option awarded to eligible directors under the Non-Employee Director Compensation Policy will be subject to accelerated vesting upon a change in control transaction. The exercise price per share of each stock option granted under the Non-Employee Director Compensation Policy will be equal to the closing price of our common stock on the Nasdaq Global Market on the date of grant. Each stock option will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of the eligible director’s continuous service with us (provided that upon a termination of service other than for cause, the post-termination exercise period will be 12 months from the date of termination or death, if earlier).

In May 2024, the Board designated the Executive Committee, led by Marc Elia, the Chairperson of the Board, with Christine Akinc and Sara Cotter, former members of the Board, serving as members of the Executive Committee, to provide oversight and strategic guidance on the business and affairs of the Company. Each member of the Executive Committee was entitled to an additional cash retainer of $5,000 per month, payable in accordance with the terms of the Non-Employee Director Compensation Policy. Mr. Elia waived his right to compensation as a member of the Executive Committee. In January 2025, the Board dissolved the Executive Committee.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	22,890,941	(2)	$2.96	13,230,894	(3)
Equity compensation plans not approved by security holders(4)	—		—	—
Total	22,890,941		$2.96	13,230,894

(1)
The weighted-average exercise price excludes RSUs, which have no exercise price.
(2)
Consists of (i) an aggregate of 21,351,941 shares underlying options granted pursuant to our 2020 Equity Incentive Plan and 2021 Equity Incentive Plan and (ii) 1,539,000 shares underlying unvested RSUs granted pursuant to our 2021 Equity Incentive Plan.
(3)
Includes 12,718,956 shares of common stock reserved for future issuance under our 2021 Equity Incentive Plan and 511,938 shares of common stock reserved for future issuance under our 2021 Employee Stock Purchase Plan. The number of shares of our common stock reserved for issuance under our 2021 Equity Incentive Plan automatically increases on the first day of each calendar year pursuant to the evergreen provision thereof, beginning on January 1, 2022 and continuing through January 1, 2031, in an amount equal to 5.0% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year or a lesser number of shares determined by our Board. Pursuant to this evergreen provision, on January 1, 2026, we added 14,099,351 shares of common stock that are available for issuance under the 2021 Equity Incentive Plan, which is not reflected in the table above. The number of shares reserved under the 2021 Employee Stock Purchase Plan automatically increases on the first day of each calendar year pursuant to the evergreen provision thereof, beginning on January 1, 2022 and continuing through January 1, 2031, in an amount equal to the lesser of (i) 1.0% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year and (ii) 2,685,546 shares; provided, however, that before the date of any such increase, our Board may determine that such increase will be less than the amount set forth in clauses (i) and (ii). Pursuant to this evergreen provision, on January 1, 2026, we added 2,685,546 shares of common stock that are available for issuance under the 2021 Employee Stock Purchase Plan, which is not reflected in the table above.
(4)
In January 2026, the Board adopted the 2026 Inducement Plan for new hire awards to certain individuals who satisfy the standards for inducement grants under Nasdaq Listing Rule 5635(c)(4) and the related guidance thereunder. Under the 2026 Inducement Plan, the Company is authorized to issue up to 8,000,000 shares pursuant to inducement grants, which are not reflected in the table above.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

Related Person Transactions Policy and Procedures

Our Board has a written Related Person Transactions Policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. A related person is any executive officer, director, nominee to become a director, or beneficial owner of more than 5% of any class of our voting securities, including any immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally.

In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the facts and circumstances available to and deemed relevant by the Audit Committee, including, but not limited to:

•
the risks, costs and benefits to us;
•
the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•
the terms of the transaction;
•
if applicable, the availability of other sources for comparable services or products; and
•
if applicable, the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Certain Related Person Transactions

The following includes a summary of transactions since January 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our voting securities or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. Other than described below, there have not been, nor are there currently any proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which include equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”

Agreements with PHP

Clive Meanwell, M.D., a former member on our Board, and Tamsin Berry, a current member on our Board, are Managing Partner and Limited Partner of Population Health Partners, L.P. (“PHP”), respectively.

Common Stock Warrant

On November 15, 2022, in connection with entering into a Master Services Agreement with PHP and a related work order thereunder, we issued a warrant to purchase shares of our common stock to PHP (the “PHP Warrant”). The exercise price of the PHP Warrant is $3.48 per share of our common stock, which was equal to the Nasdaq official closing price (as defined in the PHP

Warrant) of a share of our common stock on the trading day immediately prior to November 15, 2022. The PHP Warrant is exercisable for up to an aggregate of 6,824,712 shares of common stock, and vests in three separate tranches as follows:

•
3,591,954 shares of common stock underlying the PHP Warrant vests if our market capitalization (as defined in the PHP Warrant) equals or exceeds $758,517,511 by November 15, 2028;
•
1,795,977 shares of common stock underlying the PHP Warrant vests if our market capitalization equals or exceeds $1,137,776,266 by November 15, 2029; and
•
1,436,781 shares of common stock underlying the PHP Warrant vests if our market capitalization equals or exceeds $1,517,035,022 by November 15, 2030.

The PHP Warrant is exercisable for ten years from the PHP Effective Date with respect to the vested portion(s) of the PHP Warrant. The PHP Warrant may be exercised by cash exercise or, at the election of PHP, by means of “cashless exercise” pursuant to a formula set forth in the PHP Warrant. We also granted PHP certain “piggyback” registration rights requiring us to register any shares of our common stock underlying the PHP Warrant for resale with the SEC, subject to our existing obligations under the amended and restated investors’ rights agreement, which registration rights PHP exercised in January 2024 (see “Investors’ Rights Agreement” below).

Notwithstanding the foregoing, PHP may not exercise any portion of the PHP Warrant to the extent that, after giving effect to such issuance, PHP would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of the PHP Warrant (the “Beneficial Ownership Limitation”). PHP has the right to increase or decrease the Beneficial Ownership Limitation, provided that it in no event exceeds 19.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of the PHP Warrant, upon not less than 61 days’ prior notice to us.

Upon the consummation of a fundamental transaction of the Company (as defined in the PHP Warrant) on or prior to November 15, 2028, all of the shares underlying the PHP Warrant would become immediately vested and exercisable; upon the consummation of a fundamental transaction of the Company after November 15, 2028 but on or prior to November 15, 2029, the shares underlying the second and third tranches of the PHP Warrant would become immediately vested and exercisable; and upon the consummation of a fundamental transaction of the Company after November 15, 2029 but on or prior to November 15, 2030, the shares underlying the third tranche of the PHP Warrant would become immediately vested and exercisable. As of December 31, 2025, no portion of the PHP Warrant had vested.

Relationships with Adimab

Adimab is the beneficial owner of 7.16% of our common stock as of March 20, 2026. Terrance McGuire, who is deemed to be a beneficial owner of 2.49% of our common stock as of March 20, 2026, is a member of our Board and the board of directors of Adimab. Ajay Royan, who is deemed to be a beneficial owner of 3.99% of our common stock as of March 20, 2026, is a member of our Board and the board of directors of Adimab.

Assignment and License Agreement

In July 2020, we entered into an Assignment and License Agreement (the “Adimab Assignment Agreement”) with Adimab with respect to discovery and optimization of coronavirus-specific antibodies, including COVID-19 and SARS. Under the Adimab Assignment Agreement, Adimab assigned to us its rights, title and interest in and to certain of its coronavirus specific antibodies (each, a “CoV Antibody” and together, the “CoV Antibodies”), including modified or derivative forms thereof, and related intellectual property. Adimab also granted us a non-exclusive, worldwide, royalty-bearing, sublicensable license to certain of its platform patents and technology for the development, manufacture and commercialization of the CoV Antibodies and pharmaceutical products containing or comprising one or more CoV Antibodies (each, a “Product”) for all indications and uses, with the exception of certain diagnostic uses and use as a research reagent.

In July 2020, in consideration for the rights assigned and license conveyed under the Adimab Assignment Agreement, we issued to Adimab 5,000,000 shares of our Series A preferred stock, then having a fair value of $40.0 million. Concurrently, Adimab relinquished to us 21,250,000 shares of our common stock, then having a fair value of $85,000.

Under the Adimab Assignment Agreement, we are obligated to pay Adimab quarterly for its services performed under the agreement at a specified full-time equivalent rate. Additionally, we are obligated to pay Adimab up to $16.5 million upon the achievement of specified development and regulatory milestones for the first Product under the agreement that achieves such specified milestones and up to $8.1 million upon the achievement of specified development and regulatory milestones for the second Product under the agreement that achieves such specified milestones. The maximum aggregate amount of milestone payments payable under the agreement for any and all Products is $24.6 million. We are also obligated to pay Adimab royalties of a mid-single-digit percentage based on net sales of any Products, beginning upon the first commercial sale of a Product in accordance with the Adimab Assignment Agreement. The royalty rate is subject to reductions specified under the agreement. Royalties are due on a Product-by-Product and country-by-country basis beginning upon the first commercial sale of each Product and ending on the later of (i) 12 years after the first commercial sale of such Product in such country and (ii) the expiration of the last valid claim of a patent covering such Product in such country.

No milestone payments were triggered under the Adimab Assignment Agreement during the years ended December 31, 2025 and 2024. While reserving all rights under the Adimab Assignment Agreement and the applicable law, during the years ended December 31, 2025 and 2024, we made aggregate royalty payments to Adimab of $2.0 million and $0.5 million, respectively.

From January 1, 2024 through December 31, 2025, we paid Adimab $2.5 million in connection with the Adimab Assignment Agreement. As of December 31, 2025, $0.7 million was accrued under the Adimab Assignment Agreement.

Collaboration Agreement

In May 2021, we entered into a Collaboration Agreement with Adimab, as amended in November 2022 and September 2023 (the “Adimab Collaboration Agreement”) for the discovery and optimization of proprietary antibodies as potential therapeutic product candidates. Under the Adimab Collaboration Agreement, we could collaborate with Adimab on research programs for a specified number of targets selected by us within a specified time period. Under the Adimab Collaboration Agreement, Adimab granted us a worldwide, non-exclusive license to certain of Adimab’s platform patents and technology and antibody patents to perform our responsibilities during the ongoing research period and for a specified evaluation period thereafter (the “Evaluation Term”). We granted Adimab a license to certain of our patents and intellectual property solely to perform Adimab’s responsibilities under the research plans. Under the Adimab Collaboration Agreement, we have an exclusive option, on a program-by-program basis, to obtain licenses and assignments to commercialize selected products containing or comprising antibodies directed against the applicable target, which option may be exercised upon the payment of a specified option fee for each program. Upon our exercise of an option, Adimab will assign to us all right, title and interest in the antibodies of the optioned research program and will grant us a worldwide, royalty-free, fully paid-up, non-exclusive, sublicensable license under the Adimab platform technology for the development, manufacture and commercialization of the antibodies for which we have exercised our options and products containing or comprising those antibodies.

Under the Adimab Collaboration Agreement, we agreed to pay Adimab a quarterly fee of $1.3 million, which could be cancelled at our option at any time. For so long as we were paying such quarterly fee (or earlier if (i) we experienced a change of control after the third anniversary of the Adimab Collaboration Agreement or (ii) Adimab owned less than a specified percentage of our equity), Adimab and its affiliates agreed not to assist or direct certain third parties to discover or optimize antibodies intended to bind to coronaviruses or influenza viruses. Under the Adimab Collaboration Agreement, we could also elect to decrease the scope of Adimab’s exclusivity obligations and obtain a corresponding decrease in the quarterly fee. In December 2023, we elected to decrease the scope of Adimab’s exclusivity obligations to cover only coronaviruses and obtained a corresponding decrease in the quarterly fee. Effective January 2024, we became obligated to pay Adimab a quarterly fee of $0.6 million.

For each agreed upon research program that is commenced under the Adimab Collaboration Agreement, we are obligated to pay Adimab quarterly for its services performed during a given research program at a specified full-time equivalent rate, a discovery delivery fee of $0.2 million, and an optimization completion fee of $0.2 million. For each option exercised by us to commercialize a specific research program, we are obligated to pay Adimab an exercise fee of $1.0 million.

We are obligated to pay Adimab up to $18.0 million upon the achievement of specified development and regulatory milestones for each product under the Adimab Collaboration Agreement that achieves such milestones. We are also obligated to pay Adimab royalties of a mid-single-digit percentage based on net sales of any product under the Adimab Collaboration Agreement, subject to reductions for third-party licenses. The royalty term will expire for each product on a country-by-country basis upon the later of (i) 12 years after the first commercial sale of such product in such country and (ii) the expiration of the last valid claim of any patent claiming composition of matter or method of making or using any antibody identified or optimized under the Adimab Collaboration Agreement in such country.

In addition, we are obligated to pay Adimab for Adimab’s performance of certain validation work with respect to certain antigens acquired from a third party. In consideration for this work, we are obligated to pay Adimab royalties of a low single-digit percentage based on net sales of products that contain such antigens for the same royalty term as antibody-based products, but we are not obligated to make any milestone payments for such antigen products.

From January 1, 2024 through December 31, 2025, we paid Adimab $5.7 million in connection with the Adimab Collaboration Agreement. As of December 31, 2025, no payments were due to Adimab by us in connection with the Adimab Collaboration Agreement.

Platform Transfer Agreement

In September 2022 (the “Adimab Platform Transfer Agreement Effective Date”), we entered into a Platform Transfer Agreement with Adimab (the “Adimab Platform Transfer Agreement”) under which we were granted the right under certain intellectual property of Adimab to practice certain elements of Adimab’s platform technology, including B-cell cloning using Adimab’s proprietary yeast cell lines and other antibody optimization libraries, trade secrets, protocols and software of Adimab, to discover, engineer and optimize antibodies. We do not have access to Adimab’s proprietary discovery libraries. We were also granted the right under certain intellectual property of Adimab to research, develop, make, sell and exploit such antibodies and products containing such antibodies. The Adimab platform has been transferred to us in accordance with the terms of the Adimab Platform Transfer Agreement. In September 2022, we paid $3.0 million to Adimab in connection with the upfront consideration payable for the rights assigned pursuant to the Adimab Platform Transfer Agreement.

We are obligated to pay Adimab an annual fee of single digit millions (the “Annual Fee”) on each of the first four anniversaries of the Adimab Platform Transfer Agreement Effective Date, which allows us to receive material improvements to the platform technology, including materially improved antibody optimization libraries, updates that provide new functionality to the platform, and software upgrades, from Adimab through June 2027. The first annual fee became due in September 2023 and was paid in October 2023. Beginning in July 2027 and ending in June 2042, unless terminated earlier, we have the option to receive additional material improvements to the platform technology from Adimab, subject to a commercially reasonable fee to be negotiated by the parties.

We are also obligated to pay Adimab up to $9.5 million upon the achievement of specified development and regulatory milestones for each product under the Adimab Platform Transfer Agreement that achieves such milestones.

In addition, we are obligated to pay Adimab royalties of a low single-digit percentage based on net sales of products containing an antibody discovered, engineered or optimized using Adimab’s platform technology, subject to reductions specified under the Adimab Platform Transfer Agreement. Royalties are due on a product-by-product and country-by-country basis. The royalty term will expire for each product on a country-by-country basis upon the later of (i) 12 years after the first commercial sale of such product in such country and (ii) the expiration of the last valid claim of a program antibody patent for covering the program antibody contained in such product in such country.

From January 1, 2024 through December 31, 2025, we paid an aggregate of $4.0 million to Adimab in connection with the Annual Fee on the second and third anniversary of the Adimab Platform Transfer Agreement Effective Date. As of December 31, 2025, no amounts were due to Adimab by us in connection with the Adimab Platform Transfer Agreement.

DNA Sequencing Services Agreement

In May 2023, as amended in January 2024 and January 2025, we entered into a Services Agreement with Adimab for Adimab to perform DNA sequencing on yeast samples provided by the Company, and the delivery of the resulting data and information to the Company (the “Adimab DNA Sequencing Services Agreement”). In exchange for the services performed, we will pay Adimab a fee for each yeast-derived DNA template sample present in the well within the sequencer plate.

From January 1, 2024 through December 31, 2025, we paid less than $0.1 million to Adimab in connection with the Adimab DNA Sequencing Services Agreement. As of December 31, 2025, less than $0.1 million was due to Adimab by us in connection with the Adimab DNA Sequencing Services Agreement.

LCMS Services Agreement

In November 2023, as amended in December 2025, we entered into a Services Agreement with Adimab for Adimab to provide molecular weight determination services and deliver to us the resulting data and information (the “Adimab LCMS Services Agreement”). In exchange for the services performed, we will pay Adimab a fee for each sample tested.

From January 1, 2024 through December 31, 2025, no payments were made to Adimab in connection with the Adimab LCMS Services Agreement. As of December 31, 2025, less than $0.1 million was due to Adimab by us in connection with the Adimab LCMS Services Agreement.

Investors’ Rights Agreement

In April 2021, we entered into an amended and restated investors’ rights agreement (the “Investors’ Rights Agreement”) with the holders of our preferred stock prior to our initial public offering in August 2021. The registration rights granted under the Investors’ Rights Agreement continue with respect to each holder until the earlier of such holder being able to sell such holder’s shares without limitation during a three-month period pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the fifth anniversary of the closing of our initial public offering. The registration rights provisions of the Investors’ Rights Agreement provide those holders with demand, piggyback and Form S-3 registration rights with respect to the shares of common stock currently held by them.

In January 2024, we received a demand request from the requisite holders under the Investors’ Rights Agreement to register on Form S-3 then registrable securities under the agreement. Upon such request, all holders of then registrable securities under the Investors’ Rights Agreement became entitled to participate in the registration subject to the terms of the Investors’ Rights Agreement. In February 2024, we filed a registration statement on Form S-3, which became effective in April 2024, to register an aggregate of up to 37,745,998 shares of our common stock held by holders with registration rights, including 30,921,286 issued and outstanding shares of our common stock held by holders of registrable securities under the Investors’ Rights Agreement and 6,824,712 shares of common stock issuable upon exercise of the PHP Warrant.

Indemnification

The Company provides indemnification for its directors, executive officers and key employees so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Bylaws, the Company is required to indemnify its directors, and is permitted to indemnify its executive officers, employees and other agents, to the extent not prohibited under Delaware or other applicable law. The Company has also entered into indemnification agreements with each of its directors and executive officers which require the Company to indemnify them against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of the Company or any of its affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

If you wish to propose a matter for consideration at the 2027 Annual Meeting, then the proposal must be received at our registered office at Invivyd, Inc., 209 Church Street, New Haven, Connecticut 06510, Attn: Corporate Secretary and in compliance with the requirements set forth below.

In order for a stockholder proposal to be eligible under Rule 14a-8 of the Exchange Act for presentation at the 2027 Annual Meeting, such proposal must be received, along with proof of ownership of our common stock, no later than December 7, 2026, the date that is one hundred twenty (120) calendar days prior to the first anniversary of the date this Proxy Statement was first released to stockholders. This date will change if the date of the 2027 Annual Meeting is thirty (30) calendar days earlier or later than May 19, 2027.

In addition, our Bylaws establish an advance notice procedure for nominations for election to our Board and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, notice must be received not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the 2026 Annual Meeting. Therefore, to be presented at the 2027 Annual Meeting, we must receive such a proposal no earlier than the close of business on January 19, 2027 and no later than the close of business on February 18, 2027. However, if the date of the 2027 Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the 2026 Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to the 2027 Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the 2027 Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing advanced notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 22, 2027, the date that is the first business day following the sixtieth (60th) calendar day prior to the first anniversary of the 2026 Annual Meeting. This date will change if the date of the 2027 Annual Meeting is thirty (30) calendar days earlier or later than May 19, 2027.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Notice and, if applicable, a printed version of this Proxy Statement and our Annual Report, unless we are notified that one or more of these stockholders wishes to receive individual copies. This procedure reduces our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our Corporate Secretary at Invivyd, Inc., 209 Church Street, New Haven, Connecticut 06510, or via telephone at (781)-819-0080. If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to continue to participate in householding and prefer to receive separate copies of the Notice in the future, please contact our Corporate Secretary as indicated above.

If your shares are held in street name through a broker, bank or other nominee, please contact your broker, bank or nominee directly if you have questions, require additional copies of our materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors,

Jill Andersen
Chief Legal Officer and Corporate Secretary

New Haven, Connecticut

April 6, 2026

A copy of the Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to: Corporate Secretary, Invivyd, Inc., 209 Church Street, New Haven, Connecticut 06510.

INVIVYD, INC. 209 CHURCH STREET NEW HAVEN, CT 06510 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 18, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/IVVD2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 18, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V87252-P46301 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY INVIVYD, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends that you vote "FOR ALL" the following nominees for the following proposal: 1. To elect the six nominees for director named in the Proxy Statement for a one-year term expiring at the 2027 Annual Meeting of Stockholders of Invivyd, Inc. (the "Company"). Nominees: 01) Tamsin Berry 02) Paul B. Bolno, M.D. 03) Marc Elia 04) Terrance McGuire 05) Kevin F. McLaughlin 06) Ajay Royan The Board of Directors recommends you vote "FOR" the following proposal: 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V87253-P46301 INVIVYD, INC. Annual Meeting of Stockholders May 19, 2026 8:30 a.m. Eastern Time This proxy is solicited on behalf of the Board of Directors The undersigned stockholder(s) hereby appoint(s) William Duke, Jr. and Jill Andersen, or either of them, as proxies, each with the full power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INVIVYD, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on May 19, 2026 at 8:30 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/IVVD2026, and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR ALL" on Proposal No. 1 and "FOR" on Proposal No. 2. Continued and to be signed on reverse side